                                                                    Exhibit 10.4

                      RAYTHEON SAVINGS AND INVESTMENT PLAN





































                               As Amended and Restated Effective January 1, 2000
                                                     (Adopted February 26, 2002)

                      RAYTHEON SAVINGS AND INVESTMENT PLAN

                                Table of Contents

                                                                            Page
                                                                            ----

                                    ARTICLE I
                              Adoption of the Plan
1.1      Amendment and Restatement ......................................     1
1.2      Trust ..........................................................     1
1.3      Effective Date .................................................     1
1.4      Adoption of Plan ...............................................     2
1.5      Withdrawal of Adopting Employer                                      2


                                   ARTICLE II
                                   Definitions

2.1      Account ........................................................     3
2.2      Acquisition Loan ...............................................     3
2.3      Administrator ..................................................     3
2.4      Adopting Employers .............................................     3
2.5      Affiliate ......................................................     3
2.6      Authorized Leave of Absence ....................................     4
2.7      Beneficiary ....................................................     4
2.8      Board of Directors .............................................     4
2.9      Code ...........................................................     4
2.10     Common Stock ...................................................     4
2.11     Company ........................................................     4
2.12     Compensation ...................................................     4
2.13     Current Market Value ...........................................     6
2.14     Disability .....................................................     6
2.15     Effective Date .................................................     6
2.16     Elective Deferral ..............................................     6
2.17     Elective Deferral Account ......................................     6
2.18     Eligible Employee ..............................................     6
2.19     Employee .......................................................     7
2.20     Employee After-Tax Contributions ...............................     7
2.21     Employee After-Tax Contribution Account ........................     7
2.22     Employer .......................................................     7
2.23     Employer Contributions .........................................     7
2.24     Employer Contribution Account ..................................     7
2.25     Employment Commencement Date ...................................     7
2.26     ERISA ..........................................................     7
2.27     ESOP Contributions .............................................     7
2.28     ESOP Contribution Account ......................................     7
2.29     Fiduciary ......................................................     7
2.30     Financed Shares ................................................     8
2.31     Highly Compensated Employee ....................................     8
2.32     Hour of Service ................................................     8

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                                      -ii-

2.33     Layoff ................................................................        9
2.34     Leased Employee .......................................................        9
2.35     Matching Contributions ................................................        9
2.36     Matching Contribution Account .........................................        9
2.37     Normal Retirement Age .................................................        9
2.38     Participant ...........................................................        9
2.39     Pay Period ............................................................       10
2.40     Period of Participation ...............................................       10
2.41     Period of Service .....................................................       10
2.42     Period of Severance ...................................................       10
2.43     Plan ..................................................................       10
2.44     Plan Year .............................................................       10
2.45     Qualified Military Service ............................................       10
2.46     Qualified Nonelective Contributions ...................................       10
2.47     Qualified Nonelective Contribution Account ............................       11
2.48     Recordkeeper ..........................................................       11
2.49     Reemployment Commencement Date ........................................       11
2.50     Retirement ............................................................       11
2.51     Rollover Contributions ................................................       11
2.52     Rollover Contribution Account .........................................       11
2.53     Severance From Service ................................................       11
2.54     Severance From Service Date ...........................................       11
2.55     Surviving Spouse ......................................................       12
2.56     Trade Day .............................................................       12
2.57     Trust .................................................................       12
2.58     Trustee ...............................................................       12
2.59     Trust Fund ............................................................       12
2.60     United States-Based Payroll ...........................................       12
2.61     Valuation Date ........................................................       12


                                   ARTICLE III
                                   Eligibility

3.1      Eligibility Requirements ..............................................       13
3.2      Procedure for Joining the Plan ........................................       13
3.3      Transfer Between Adopting Employers to Position Covered by Plan .......       13
3.4      Transfer to Position Not Covered by Plan ..............................       13
3.5      Transfer to Position Covered by Plan ..................................       14
3.6      Special Rules Relating to Qualified Military Service ..................       14


                                   ARTICLE IV
                                  Contributions

4.1      Elective Deferrals ....................................................       16
4.2      Employee After-Tax Contributions ......................................       17
4.3      Qualified Nonelective Contributions ...................................       18
4.4      Employer Contributions ................................................       18
4.5      Matching Contributions ................................................       18
4.6      ESOP Contributions ....................................................       19

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                                      -iii-

4.7      Rollover Contributions .............................................................    19
4.8      Direct Transfers ...................................................................    20
4.9      Refund of Contributions to the Adopting Employers ..................................    21
4.10     Payment ............................................................................    21
4.11     Limits for Highly Compensated Employees ............................................    22
4.12     Correction of Excess Contributions .................................................    25
4.13     Correction of Excess Deferrals .....................................................    28
4.14     Correction of Excess Aggregate Contributions .......................................    29
4.15     Correction of Multiple Use .........................................................    32


                                    ARTICLE V
                             Investment of Accounts

5.1      Election of Investment Funds .......................................................    33
5.2      Change in Investment Allocation of Future Deferrals ................................    37
5.3      Transfer of Account Balances Between Investment Funds ..............................    37
5.4      Inability to Complete Investment Changes ...........................................    37
5.5      Ownership Status of Funds ..........................................................    37
5.6      Voting Rights and Tender or Exchange Offers ........................................    38
5.7      Allocation of Earnings .............................................................    39


                                   ARTICLE VI
                                     Vesting

6.1      Elective Deferral, Employee After-Tax Contribution, Rollover Contribution,
         Qualified Nonelective Contribution, Employer Contribution and
         ESOP Contribution Accounts .........................................................    41
6.2      Matching Contribution Account ......................................................    41
6.3      Forfeitures ........................................................................    42
6.4      Break in Service Rules .............................................................    42


                                   ARTICLE VII
                             In-Service Withdrawals

7.1      Elective Deferrals and Qualified Nonelective Contributions .........................    44
7.2      Employee After-Tax Contributions ...................................................    45
7.3      Matching Contributions and Employer Contributions ..................................    45
7.4      Rollover Contributions .............................................................    45
7.5      ESOP Contributions .................................................................    46
7.6      General Terms and Conditions .......................................................    46

                                  ARTICLE VIII
                            Distribution of Benefits

8.1      General ............................................................................    47
8.2      Commencement of Benefits ...........................................................    47
8.3      Form of Distribution ...............................................................    49
8.4      Determination of Amount of Distribution ............................................    49

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                                      -iv-

8.5      Direct Rollovers ......................................................    49
8.6      Notice and Payment Elections ..........................................    51
8.7      Qualified Domestic Relations Orders ...................................    52
8.8      Designation of Beneficiary ............................................    54
8.9      Lost Participant or Beneficiary .......................................    55
8.10     Payments to Incompetents ..............................................    56
8.11     Offsets ...............................................................    56
8.12     Income Tax Withholding ................................................    56
8.13     Common Stock Dividend Distributions ...................................    56
8.14     Put Option and Restrictions on Common Stock ...........................    56


                                   ARTICLE IX
                                      Loans

9.1      Availability of Loans .................................................    58
9.2      Minimum Amount of Loan ................................................    58
9.3      Maximum Amount of Loan ................................................    58
9.4      Effective Date of Loans ...............................................    58
9.5      Repayment Schedule ....................................................    58
9.6      Limit on Number of Loans ..............................................    59
9.7      Interest Rate .........................................................    59
9.8      Effect Upon Participant's Account .....................................    59
9.9      Effect of Severance From Service and Nonpayment .......................    60


                                    ARTICLE X
                      Contribution and Benefit Limitations

10.1     Contribution Limits ...................................................    61
10.2     Annual Adjustments to Limits ..........................................    61
10.3     Excess Amounts ........................................................    61
10.4     Definitions ...........................................................    62


                                   ARTICLE XI
                                 Top-Heavy Rules

11.1     General ...............................................................    63
11.2     Vesting ...............................................................    63
11.3     Minimum Contribution ..................................................    63
11.4     Definitions ...........................................................    64
11.5     Special Rules .........................................................    66
11.6     Adjustment of Limitations .............................................    68


                                   ARTICLE XII
                                 The Trust Fund

12.1     Trust .................................................................    69
12.2     Investment of Accounts ................................................    69
12.3     Expenses ..............................................................    69

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                                     - v -

12.4     Acquisition Loans ...................................................   69
12.5     Sale of Common Stock ................................................   69


                                  ARTICLE XIII

                           Administration of the Plan

13.1     General Administration ..............................................  71
13.2     Responsibilities of the Administrator ...............................  71
13.3     Liability for Acts of Other Fiduciaries .............................  72
13.4     Employment by Fiduciaries ...........................................  72
13.5     Recordkeeping .......................................................  72
13.6     Claims Review Procedure .............................................  73
13.7     Indemnification of Directors and Employees ..........................  74
13.8     Immunity From Liability .............................................  74


                                   ARTICLE XIV

                        Amendment or Termination of Plan

14.1     Right to Amend or Terminate Plan ....................................  75
14.2     Amendment to Vesting Schedule .......................................  75
14.3     Maintenance of Plan .................................................  76
14.4     Termination of Plan and Trust .......................................  76
14.5     Distribution on Termination .........................................  76


                                   ARTICLE XV

                              Additional Provisions

15.1     Effect of Merger, Consolidation or Transfer .........................  78
15.2     No Assignment .......................................................  78
15.3     Limitation of Rights of Employees ...................................  78
15.4     Construction ........................................................  79
15.5     Company Determinations ..............................................  79
15.6     Continued Qualification .............................................  79
15.7     Governing Law .......................................................  79

                      RAYTHEON SAVINGS AND INVESTMENT PLAN

                                    ARTICLE I

                              Adoption of the Plan

     1.1 Amendment and Restatement.

     (a) Raytheon Company, a corporation organized under the laws of the state of Delaware, originally established the Raytheon Savings and Investment Plan (the "Plan") effective January 1, 1984. Raytheon Company most recently amended and restated the Plan in its entirety effective January 1, 2000, and this amendment and restatement is also generally effective January 1, 2000. From January 1, 2000 until December 31, 2001, the amended and restated Plan is a stock bonus plan that constitutes an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code and includes a cash or deferred arrangement under section 401(k) of the Code. On and after January 1, 2002, the portion of the Plan that is invested in Common Stock and Raytheon Company Class A common stock is a stock bonus plan that constitutes an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code and includes a cash or deferred arrangement under section 401(k) of the Code, and the remaining portion of the Plan is a profit sharing plan that includes a cash or deferred arrangement under section 401(k) of the Code.

     (b) In accordance with sections 4.8(a) and 15.1 of the Plan, effective January 1, 2000, the Raytheon Employee Savings and Investment Plan shall merge into and become part of the Plan. The Raytheon Employee Savings and Investment Plan shall cease to exist as a separate plan after December 31, 1999.

     (c) The Plan is intended to comply with all of the applicable requirements under sections 401(a), 401(k) and, to the extent the Plan is an employee stock ownership plan, 4975(e)(7) of the Code, including but not limited to the requirement that the Plan is designed to invest primarily in qualifying employer securities, and the terms of the Plan shall be interpreted consistent therewith.

     1.2 Trust. The Trust shall be the sole source of benefits under the Plan and the Adopting Employers or any Affiliate shall not have any liability for the adequacy of the benefits provided under the Plan.

     1.3 Effective Date. The amended and restated Plan shall be effective as of January 1, 2000, or such other dates as may be specifically provided herein or as otherwise required by law for the Plan to satisfy the requirements of section 401(a) of the Code.

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                                      -2-

     1.4 Adoption of Plan. With the prior approval of the Senior Vice President of Human Resources of the Company or his or her delegate, or other officer to whom authority to approve participation by an entity is delegated by the Board of Directors, the Plan and Trust may be adopted by any corporation or other entity (hereinafter referred to as an Adopting Employer). Such adoption shall be made by the Adopting Employer taking the actions designated by the Administrator as appropriate to the proper adoption and operation of the Plan and Trust. In the event of the adoption of the Plan and Trust by an Adopting Employer, the Plan and Trust shall be interpreted in a manner consistent with such adoption. The Adopting Employers shall be listed in Exhibit A attached to this Plan.

     1.5  Withdrawal of Adopting Employer.

          (a) An Adopting Employer's participation in this Plan may be terminated, voluntarily or involuntarily, at any time, as provided in this section.

          (b) An Adopting Employer shall withdraw from the Plan and Trust if the Plan and Trust, with respect to that Adopting Employer, fail to qualify under sections 401(a) and 501(a) of the Code (or, in the opinion of the Administrator, they may fail to so qualify) and the continued sponsorship of that Adopting Employer may jeopardize the status with respect to the Company or the remaining Adopting Employers, of the Plan and Trust under sections 401(a) and 501(a) of the Code. The Adopting Employer shall receive at least thirty (30) days prior written notice of a withdrawal under this subsection, unless a shorter period is agreed to.

          (c) An Adopting Employer may voluntarily withdraw from the Plan and Trust for any reason. Such withdrawal requires at least thirty (30) days written notice to the Administrator and the Trustee, unless a shorter period is agreed to.

          (d) Upon withdrawal, the Trustee shall segregate the assets attributable to Employees of the withdrawn Adopting Employer, the amount thereof to be determined by the Administrator and the Trustee. The segregated assets shall be held, paid to another trust, distributed or otherwise disposed of as is appropriate under the circumstances; provided, however, that any transfer shall be for the exclusive benefit of Participants and their Beneficiaries. A withdrawal of an Adopting Employer from the Plan is not necessarily a termination under ARTICLE XIV. If the withdrawal is a termination, then the provisions of ARTICLE XIV shall also be applicable.

                                   ARTICLE II

                                   Definitions

     The following terms have the meaning specified below unless the context indicates otherwise:

     2.1 Account. The entire interest of a Participant in the Trust Fund. A Participant's Account shall consist of the following subaccounts: an Elective Deferral Account and, where applicable, an Employee After-Tax Contribution Account, a Matching Contribution Account, an ESOP Contribution Account, an Employer Contribution Account, a Rollover Contribution Account and a Qualified Nonelective Contribution Account. The Administrator may set up such additional subaccounts as it deems necessary for the proper administration of the Plan.

     2.2 Acquisition Loan. A loan or other extension of credit used by the Trustee to finance the acquisition of Common Stock, which loan may constitute an extension of credit to the Trust from a party in interest (as defined in ERISA).

     2.3 Administrator. The person, persons, corporation, committee, group or organization designated to be the Administrator of the Plan and to perform the duties of the Administrator. Until and unless otherwise designated, the Administrator shall be the Company.

     2.4 Adopting Employers. Any corporation or other entity that elects to participate in the Plan on account of some or all of its Employees, provided that participation in the Plan by such entity is approved by the Senior Vice President of Human Resources of the Company or his or her delegate, or other officer to whom authority to approve participation by an entity is delegated by the Board of Directors. The Adopting Employers, and if applicable, the divisions, operations or similar cohesive groups of the Adopting Employers that participate in the Plan shall be listed in Exhibit A to this Plan. If an adopting entity does not participate in the Plan with respect to all of its Eligible Employees, the term "Adopting Employer" shall include only those divisions, operations or similar cohesive groups of such entity that participate in the Plan.

     2.5 Affiliate. A trade or business that, together with an Adopting Employer is a member of (i) a controlled group of corporations within the meaning of section 414(b) of the Code; (ii) a group of trades or businesses (whether or not incorporated) under common control as defined in section 414(c) of the Code, or (iii) an affiliated service group as defined in section 414(m) of the Code, or which is an entity otherwise required to be aggregated with the Adopting Employer pursuant to section 414(o) of the Code. For purposes of
ARTICLE X, the determination of controlled groups of corporations and trades or businesses under common control shall be made after taking into account the modification required under section 415(h) of the Code. All such entities, whether or not incorporated, shall be treated as a single employer to the extent required by the Code.

     2.6 Authorized Leave of Absence. An absence approved by an Adopting Employer on a uniform and nondiscriminatory basis not exceeding one (1) year for any of the following reasons: illness of an Employee or a relative, the death of a relative, education of the Employee, or personal or family business of an extraordinary nature, provided in each case that the Employee returns to the service of the Adopting Employer within the time period specified by the Adopting Employer.

     2.7 Beneficiary. The person or persons (including a trust or trusts) who are entitled to receive benefits from a deceased Participant's Account after such Participant's death (whether or not such person or persons are expressly so designated by the Participant).

     2.8  Board of Directors. The Board of Directors of Raytheon Company.

     2.9  Code. The Internal Revenue Code of 1986, as amended.

     2.10 Common Stock. Raytheon Company Class B common stock for the period ending on May 14, 2001, as of which date Class A common stock and Class B common stock were merged; thereafter, Raytheon Company common stock. On and after May 14, 2001, all references in this Plan to Raytheon Company Class A common stock shall no longer be applicable.

     2.11 Company. Raytheon Company.

     2.12 Compensation.

          (a) (1) Except as otherwise provided herein and in Exhibit A, the total wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in gross income, including, but not limited to (A) commissions paid salesmen, (B) compensation for services on the basis of a percentage of profits, (C) commissions on insurance premiums, (D) tips, (E) bonuses, (F) fringe benefits, (G) severance payments, (H) reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Reg. section 1.62-2(c)), (I) amounts described in sections 104(a)(3), 105(h) of the Code, but only to the extent that these amounts are includible in the gross income of the Employee, (J) the value of a nonqualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted, and (K) the amount includible in the gross income of an Employee upon making the election described in section 83(b) of the Code.

               (2) Notwithstanding the foregoing, Compensation shall not include: (A) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation (regardless of whether such amounts are includible in the gross income of the Employee when distributed); (B) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or becomes no longer subject to a substantial risk of forfeiture; (C) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (D) other amounts which received special tax benefits, such as premiums for group-term life insurance to the extent that the premiums are not includible in the gross income of the Employee.

               (3) To the extent not otherwise excluded by subsection (a)(2), Compensation also shall not include: (A) reimbursements or other expense allowances, (B) fringe benefits (cash and noncash), (C) moving expenses, (D) deferred compensation, and (E) welfare benefits.

               (4) In all cases, however, notwithstanding any exclusions above, Compensation shall include any amount which would otherwise be deemed Compensation under this subsection 2.12(a) but for the fact that it is deferred pursuant to a salary reduction agreement under this Plan or under any plan described in section 401(k) or 125 of the Code.

          (b) For Plan Years beginning before January 1, 2002, the Compensation of each Participant for any year shall not exceed one hundred fifty thousand dollars ($150,000), as adjusted for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Code. For Plan Years beginning after December 31, 2001, the Compensation of each Participant for any year shall not exceed two hundred thousand dollars ($200,000), as adjusted for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to the Compensation for the Plan Year that begins in such calendar year.

          (c) Unless otherwise indicated herein, Compensation shall be determined only on the basis of amounts paid during the Plan Year, including any Plan Year with a duration of fewer than twelve (12) months.

          (d) The Compensation of a person who becomes a Participant during the Plan Year shall only include amounts paid after the date on which such person was admitted as a Participant.

     2.13 Current Market Value. The closing price of the Common Stock on the New York Stock Exchange on the Trade Day immediately preceding the Trade Day on which the Common Stock is allocated to the Participants' Accounts in accordance with the terms of the Plan.

     2.14 Disability. A Participant who is totally and permanently disabled by bodily injury or disease so as to be prevented from engaging in any occupation for compensation or profit. The determination of Disability shall be made by the Administrator with the aid of competent medical advice. It shall be based on such evidence as the Administrator deems necessary to establish Disability or the continuation thereof.

     2.15 Effective Date. The effective date of this amendment and restatement of the Plan shall be January 1, 2000, or such other dates as may be specifically provided in section 1.3 or as otherwise required by law for the Plan to satisfy the requirements of section 401(a) of the Code.

     2.16 Elective Deferral. A voluntary reduction of a Participant's Compensation in accordance with section 4.1 hereof that qualifies for treatment under section 402(e)(3) of the Code. A Participant's election to make Elective Deferrals may be made only with respect to an amount that the Participant could otherwise elect to receive in cash and that is not currently available to the Participant.

     2.17 Elective Deferral Account. That portion of a Participant's Account which is attributable to Elective Deferrals, adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.

     2.18 Eligible Employee. A person who is an Employee of an Adopting Employer who:

          (a) is on a United States-Based Payroll;

          (b) is not employed in a position or classification within a bargaining unit which is covered by a collective bargaining agreement with respect to which retirement benefits were the subject of good faith bargaining (unless such agreement provides for coverage hereunder of Employees of such unit);

          (c) is not assigned on the books and records of the Employer to any division, operation or similar cohesive group of an Adopting Employer that is excluded from participation in the Plan by the Senior Vice President of Human Resources of the Company or his or her delegate, or other officer to whom such authority is delegated by the Board of Directors;

          (d) is not eligible to participate in the Raytheon Savings and Investment Plan for Puerto Rico Based Employees; and

          (e) is not a Leased Employee or any other person who performs services for an Adopting Employer other than as an Employee.

     2.19 Employee. Except to the extent otherwise provided herein, any person employed by an Employer who is expressly so designated as an employee on the books and records of the Employer and who is treated as such by the Employer for federal employment tax purposes. Any person who, after the close of a Plan Year, is retroactively treated by the Employer or any other party as an employee for such prior Plan Year shall not, for purposes of the Plan, be considered an Employee for such prior Plan Year unless expressly so treated as such by the Employer.

     2.20 Employee After-Tax Contributions. Voluntary contributions made by Participants on an after-tax basis in accordance with section 4.2 of the Plan.

     2.21 Employee After-Tax Contribution Account. That portion of a Participant's Account which is attributable to Employee After-Tax Contributions, adjustments for withdrawals and distributions, and the earnings and losses attributable thereto.

     2.22 Employer. An Adopting Employer and any Affiliate thereof (whether or not such Affiliate participates in the Plan).

     2.23 Employer Contributions. Any contribution by the Adopting Employers to the Trust pursuant to section 4.4.

     2.24 Employer Contribution Account. That portion of a Participant's Account which is attributable to Employer Contributions received pursuant to section 4.4, adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.

     2.25 Employment Commencement Date. The date on which an individual first performs an Hour of Service with the Employer.

     2.26 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

     2.27 ESOP Contributions. Any contribution by the Adopting Employers to the Trust pursuant to section 4.6.

     2.28 ESOP Contribution Account. That portion of a Participant's Account which is attributable to ESOP Contributions received pursuant to section 4.6, adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.

     2.29 Fiduciary. Any person who exercises any discretionary authority or discretionary control over the management of the Plan, or exercises any authority or control respecting management or disposition of Plan assets; who renders investment advice for a fee or other compensation, direct or indirect, as to assets held under the Plan, or has any authority or discretionary responsibility in the administration of the Plan. This definition shall be interpreted in accordance with section 3(21) of ERISA.

     2.30 Financed Shares. Shares of Common Stock acquired by the Trust with the proceeds of an Acquisition Loan.

     2.31 Highly Compensated Employee.

          (a)  Any Employee who:

               (1) is a five percent (5%) owner at any time during the Plan Year or the preceding Plan Year; or

               (2) for the preceding Plan Year received Compensation in excess of the amount specified in section 414(q)(1)(B)(i) of the Code.

          (b) A former Employee will be treated as a Highly Compensated Employee if the former Employee was a Highly Compensated Employee at the time of his or her separation from service or the former Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55).

          (c) The dollar amount incorporated under subsection (a)(2) shall be adjusted as provided in section 414(q)(1) of the Code.

          (d)  This section shall be interpreted in a manner consistent with section 414(q) of the Code and the regulations thereunder and shall be interpreted to permit any elections permitted by such regulations to be made.

     2.32 Hour of Service.

          (a) Any hour for which any person is directly or indirectly paid (or entitled to payment) by the Employer for the performance of duties as an Employee, as determined from the appropriate records of the Employer.

          (b) In computing Hours of Service, a person shall also be credited with Hours of Service based on the person's previous customary service with the Employer (not exceeding either eight (8) hours per day or forty (40) hours per week), for the following periods:

               (1) periods (limited to a maximum of five hundred one (501) hours for any single, continuous period) for which the person is directly or indirectly paid for reasons other than the performance of duties, such as vacation, holiday, sickness, disability, layoff, jury duty or military duty;

               (2) periods for which any federal law requires that credit for service be given; and

               (3) periods for which back pay (irrespective of mitigation of damages) is either awarded or agreed to by the Employer.

          (c) Hours of Service shall also include each hour for which an Employee is entitled to credit under subsection (a) as a result of employment with:

               (1) a predecessor company substantially all the assets of which have been acquired by the Company, provided that where only a portion of the operations of a company has been acquired, only service with said acquired portion prior to the acquisition will be included and that the Employee was employed by said predecessor company at the time of acquisition; or

               (2) a division, operation or similar cohesive group of the Employer excluded from participation in the Plan.

          (d) The provisions of subsection (b) shall be further limited to prevent duplication by only permitting a person to receive credit for one (1) Hour of Service for any given hour.

          (e) Hours of Service shall be computed and credited in accordance with the Department of Labor regulations under section 2530.200b.

     2.33 Layoff. An involuntary interruption of service due to reduction of work force with the possibility of recall to employment when conditions warrant.

     2.34 Leased Employee. Any person (other than an Employee) who, pursuant to an agreement between the Employer and any other person, has performed services for the Employer (or any related person as provided in section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year and such services are performed under primary direction or control of the Employer. Leased Employees are not eligible to participate in the Plan.

     2.35 Matching Contributions. Contributions made to the Trust in accordance with section 4.5 hereof.

     2.36 Matching Contribution Account. That portion of a Participant's Account which is attributable to Matching Contributions received pursuant to section 4.5, adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.

     2.37 Normal Retirement Age. The Participant's sixty-fifth (65th) birthday.

     2.38 Participant. An individual who is enrolled in the Plan pursuant to
ARTICLE III and has not received a distribution of all of the funds credited to his or her Account (or had such funds fully forfeited). In the case of an Eligible Employee who makes a Rollover Contribution to the Plan under section 4.7(a)(3) prior to enrollment under ARTICLE III, such Eligible Employee shall, until he or she enrolls under ARTICLE III, be considered a Participant for the limited purposes of maintaining and receiving his or her Rollover Contribution Account under the terms of the Plan.

     2.39 Pay Period. A period scheduled by an Adopting Employer for payment of wages or salaries.

     2.40 Period of Participation. That portion of a Period of Service during which an Eligible Employee was a Participant and had an Elective Deferral Account in the Plan or another plan merged into this Plan and identified in section 1.1(b) (with no more than five (5) years of participation credited with respect to such merged plan).

     2.41 Period of Service. The period of time beginning on the Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the Employee's Severance from Service Date. For this purpose, a "former AlliedSignal employee" shall receive credit for his or her period of service with AlliedSignal, Inc. and its affiliates. A former AlliedSignal employee is an Employee who (i) immediately prior to September 11, 1998 was a salaried employee of the Communication Systems division of AlliedSignal, Inc. (Towson, Maryland location), and (ii) on such date became an Employee in connection with the Company's acquisition of AlliedSignal's Communication Systems division.

     2.42 Period of Severance. The period of time beginning on the Employee's Severance from Service Date and ending on the Employee's Reemployment Commencement Date.

     2.43 Plan. The Raytheon Savings and Investment Plan as amended from time to time.

     2.44 Plan Year. The annual twelve- (12) month period beginning on January 1 of each year and ending on December 31 of each year.

     2.45 Qualified Military Service. Any service in the uniformed services by any Eligible Employee if such Eligible Employee is entitled to reemployment rights under Chapter 43 of title 38, United States Code, provided, the Employee returns to employment, with the Adopting Employer within the applicable time limits prescribed in Chapter 43 of title 38, United States Code.

     2.46 Qualified Nonelective Contributions. Any contributions by the Adopting Employers to the Trust pursuant to section 4.3. Qualified Nonelective Contributions are one hundred percent (100%) vested when made and are subject to the special distribution restrictions prescribed in section 8.2(e).

     2.47 Qualified Nonelective Contribution Account. That portion of a Participant's Account that is attributable to Qualified Nonelective Contributions received pursuant to section 4.3, adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.

     2.48 Recordkeeper. The organization designated by the Administrator to be the recordkeeper for the Plan. Until and unless otherwise designated, the Recordkeeper shall be Fidelity Investments.

     2.49 Reemployment Commencement Date. The first date on which the Employee performs an Hour of Service following a Period of Severance that is excluded under section 6.4 in determining whether a Participant has a nonforfeitable right to his or her Matching, ESOP or Employer Contribution Accounts.

     2.50 Retirement. A termination of employment that occurs after a Participant has either attained age 55 and completed a Period of Service of at least ten (10) years or has attained Normal Retirement Age.

     2.51 Rollover Contributions. Amounts transferred or contributed to this Plan from another plan or IRA in accordance with section 4.7.

     2.52 Rollover Contribution Account. That portion of a Participant's Account which is attributable to Rollover Contributions received pursuant to section 4.7, adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.

     2.53 Severance from Service. The termination of employment by reason of quit, Retirement, discharge, Layoff or death; or the failure to return from Authorized Leave of Absence, Qualified Military Service or Disability.

     2.54 Severance from Service Date. The earliest of:

          (a) the date on which an Employee resigns, retires, is discharged, or dies; or

          (b) except as provided in paragraphs (c), (d), (e) and (f) hereof, the first anniversary of the first date of a period during which an Employee is absent for any reason other than resignation, retirement, discharge or death, provided that, on an equitable and uniform basis, the Administrator may determine that, in the case of a Layoff as the result of a permanent plant closing, the Administrator may designate the date of Layoff or other appropriate date before the first anniversary of the first date of absence as the Severance from Service Date; or

          (c) in the case of a Qualified Military Service leave of absence from which the Employee does not return before expiration of recall rights, Severance from Service Date means the first day of absence because of the leave; or

          (d) in the case of an absence due to Disability, Severance from Service Date means the earlier of the first anniversary of the first day of absence because of the Disability or the date of termination of the Disability; or

          (e) in the case of an Employee who is discharged or resigns (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child to the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, "Severance from Service Date", for the sole purpose of determining the length of a Period of Service, shall mean the first anniversary of the resignation or discharge; or

          (f) in the case of an Employee who is absent from service beyond the first anniversary of the first day of absence (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child to the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, the Severance from Service Date shall be the second anniversary of the first day of such absence. The period between the first and second anniversaries of the first day of absence is neither a Period of Service nor a Period of Severance.

     2.55 Surviving Spouse. A person who was legally married to the Participant immediately before the Participant's death.

     2.56 Trade Day. Days on which the Recordkeeper is able to make transfers of Plan assets.

     2.57 Trust. The Raytheon Company Master Trust for Defined Contribution Plans and any successor agreement made and entered into for the establishment of a trust fund of all contributions which may be made to the Trustee under the Plan.

     2.58 Trustee. The Trustee and any successor trustees under the Trust.

     2.59 Trust Fund. The cash, securities, and other property held by the Trustee for the purposes of the Plan.

     2.60 United States-Based Payroll. A payroll maintained by the Company or an Adopting Employer that is designated as a United States payroll on the books and records of the Company or Adopting Employer and that is subject to United States wage withholding and reporting laws.

     2.61 Valuation Date. Any day that the New York Stock Exchange is open for trading.

                                   ARTICLE III

                                   Eligibility

     3.1 Eligibility Requirements. Each Eligible Employee who is a Participant in the Plan (including the former participants in the Raytheon Employee Savings and Investment Plan that was merged into the Plan) on the Effective Date shall continue to participate in the Plan, in accordance with the terms and conditions of the Plan as amended and restated herein. Each other Eligible Employee and any person who subsequently becomes an Eligible Employee may join the Plan immediately following his or her Employment Commencement Date (or, if later, the date an Employee becomes an Eligible Employee).

     3.2 Procedure for Joining the Plan. Each Eligible Employee may join the Plan by communicating with the Recordkeeper in accordance with the instructions that will be made available to each Eligible Employee. An enrollment in the Plan shall not be deemed to have been completed until the Eligible Employee has designated: (i) a percentage by which his or her Compensation shall be reduced as an Elective Deferral in accordance with the requirements of section 4.1; (ii) election of investment funds in accordance with ARTICLE V; (iii) one or more Beneficiaries; and (iv) such other information as specified by the Recordkeeper. Enrollment will be effective as of the first Pay Period following completion of enrollment for which it is administratively feasible to carry out such enrollment. The Administrator, in its discretion, may from time to time make exceptions and adjustments in the foregoing procedures on a uniform and nondiscriminatory basis.

     3.3 Transfer Between Adopting Employers to Position Covered by Plan. A Participant who is transferred to a position with another Adopting Employer in which the Participant remains an Eligible Employee will continue as an active Participant of the Plan.

     3.4 Transfer to Position Not Covered by Plan. If a Participant is transferred to a position with an Employer in which the Participant is no longer an Eligible Employee, the Participant will remain a Participant of the Plan with respect to contributions previously made but shall no longer be eligible to have Elective Deferrals made to the Plan on his or her behalf until he or she again becomes an Eligible Employee. If the Participant becomes eligible to participate in the Raytheon Savings and Investment Plan for Puerto Rico Based Employees following such transfer and such plan accepts transfers from this Plan, the Participant's Account shall be transferred to such plan (which Account under such plan shall remain subject to the provisions of this Plan to the extent required by section 411(d)(6) of the Code). In the event the Participant is subsequently transferred to a position in which he or she again becomes an

Eligible Employee, the Participant may renew Elective Deferrals by communicating with the Recordkeeper and providing all of the information requested by the Recordkeeper. The renewal of Elective Deferrals will be effective as of the first Pay Period following receipt by the Recordkeeper of the requested information for which it is administratively feasible to re-enroll such Participant.

     3.5 Transfer to Position Covered by Plan. If an Employee who is not eligible to participate in the Plan by reason of his or her position with an Employer is transferred to a position that is eligible to participate in the Plan, such Employee may join the plan immediately following the effective date of the new position in accordance with the procedures prescribed Section 3.2. If such an Employee was, immediately prior to such transfer, a participant in the Raytheon Savings and Investment Plan for Puerto Rico Based Employees, the Employee's Elective Deferral election and investment directions under such plan shall be deemed to apply for purposes of this Plan unless the Employee designates otherwise.

     3.6  Special Rules Relating to Qualified Military Service.

          (a) An Eligible Employee who returns from Qualified Military Service shall be subject to the following special rules with respect to such Qualified Military Service:

               (1) The Eligible Employee shall not be treated as having incurred a break in service by reason of the Eligible Employee's period of Qualified Military Service.

               (2) Each period of Qualified Military Service served by the Eligible Employee, upon reemployment, shall constitute a Period of Service and Period of Participation.

               (3) The Eligible Employee shall be entitled to the Qualified Nonelective Contributions, Employer Contributions, Matching Contributions and ESOP Contributions the Eligible Employee would have been entitled to if the Eligible Employee had remained employed with the Adopting Employer during the period of Qualified Military Service; provided that with respect to Matching Contributions, the Eligible Employee shall only be entitled to such contributions to the extent the Eligible Employee makes the associated Elective Deferrals and Employee After-Tax Contributions that would have been allowed during the period of Qualified Military Service in accordance with subsection
(4) below.

               (4) The Eligible Employee shall be entitled to make the Elective Deferrals and Employee After-Tax Contributions the Eligible Employee would have been eligible to make if the Eligible Employee had remained employed with the Adopting Employer during the period of Qualified Military Service.

               (5) The make-up contributions described in subsections (3) and
(4) (hereinafter collectively referred to as "make-up contributions") may be made from the date of reemployment until the expiration of the period whose duration is three (3) times the period of Qualified Military Service, up to a maximum period of five
(5) years. Make-up Elective Deferrals can only be made from Compensation that has not been made available to the Eligible Employee.

               (6) The make-up contributions shall not be taken into account for purposes of allocating earnings under Section 5.7 until the make-up contributions are actually made to the Plan.

               (7) The make-up contributions shall only be taken into account for purposes of applying the limitations prescribed by sections 402(g), 404(a) and 415 of the Code for the year for which the make-up contributions would have been made if the Eligible Employee had remained employed with the Adopting Employer during the period of Qualified Military Service.

               (8) The make-up contributions shall not be taken into account in any year for purposes of applying the nondiscrimination requirements prescribed in sections 401(a)(4), 401(k)(3), 401(m) and 410(b) of the Code, including the provisions of the Plan incorporating such nondiscrimination requirements.

               (9) In accordance with Section 9.5, loan repayments will be suspended under the Plan during the period of Qualified Military Service to the extent permitted under section 414(u) of the Code.

               (10) For purposes of determining the amount of make-up contributions required or permitted under this Section 3.6, the Eligible Employee's Compensation during the period of Qualified Military Service shall be determined:

                    (A) at the rate the Eligible Employee would have received if the Eligible Employee had continued working for the Adopting Employer during the period of Qualified Military Service; or

                    (B) if the determination in subparagraph (A) is not certain, on the basis of the Eligible Employee's average rate of Compensation during the 12-month period immediately preceding the period of Qualified Military Service (or, if shorter, the period of employment immediately preceding such period).

          (b) Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to Qualified Military Service shall be provided in accordance with section 414(u) of the Code.

                                   ARTICLE IV

                                  Contributions

     4.1  Elective Deferrals.

          (a) Except as otherwise provided herein and in Exhibit A to this Plan, a Participant may authorize an Adopting Employer to reduce his or her Compensation on a pre-tax basis by an amount equal to any whole percentage of Compensation that does not exceed twenty percent (20%) and to have such amount contributed to the Plan as an Elective Deferral. Notwithstanding the preceding sentence, a Participant who is eligible to participate in the contributory portion of either the Raytheon Bargaining Retirement Plan or the Raytheon Non-Bargaining Retirement Plan (Exhibit A to each plan) may not make Elective Deferrals that exceed seventeen percent (17%) of his or her Compensation.

          (b) A Participant shall not be permitted to make Elective Deferrals during any calendar year in excess of the dollar limitation contained in section 402(g) of the Code in effect for such calendar year. A Participant may affirmatively designate that in the event his or her Elective Deferrals are limited in accordance with this subsection (b) and the Participant is eligible to make Employee After-Tax Contributions under section 4.2, all future deferrals of Compensation shall be on an after-tax basis and shall be re-characterized as Employee After-Tax Contributions under section 4.2. This re-characterization shall take effect as of the first Pay Period by which it is administratively feasible to make such re-characterization.

          (c) Except as otherwise provided herein and in Exhibit A to this Plan, the Elective Deferrals and Employee After-Tax Contributions (if applicable) made on behalf of each Participant shall not in the aggregate exceed twenty percent (20%) of the Participant's Compensation for any Plan Year. Notwithstanding the preceding sentence, a Participant who is participating in the contributory portion of either the Raytheon Bargaining Retirement Plan or the Raytheon Non-Bargaining Retirement Plan (Exhibit A to each plan) may not make Elective Deferrals and Employee After-Tax Contributions that in the aggregate exceed seventeen percent (17%) of his or her Compensation.

          (d) A Participant may change his or her Elective Deferral percentage to increase or decrease said percentage by notifying the Recordkeeper, such change to take effect as of the first Pay Period by which it is administratively feasible to make such change.

          (e) A Participant may not make Elective Deferrals with respect to Compensation that has already been made available to the Participant.

          (f) Effective on and after November 1, 2001, with the approval of the Senior Vice President, Human Resources, of the Company, or other officer to whom authority to determine contributions is delegated by the Board of Directors, an Adopting Employer may provide its Eligible Employees with a cash or deferred election with respect to all or a portion of the Service Contract Act reconciliation amounts referenced in Section 4.3(c) ("SCA Amounts"). If such cash or deferred election is provided, an Eligible Employee can elect either (i) to receive the SCA Amounts in cash as additional taxable compensation, or (ii) to have the SCA Amounts contributed to the Plan as additional Elective Deferrals, subject to the limitations otherwise provided under the Plan. If an Eligible Employee does not make a cash or deferred election within the time period specified by the Administrator, the SCA Amounts will be paid to the Eligible Employee in cash as additional taxable compensation.

     4.2  Employee After-Tax Contributions.

          (a) Except as otherwise provided herein and in Exhibit A to this Plan, a Participant may authorize an Adopting Employer to reduce his or her Compensation on an after-tax basis by an amount equal to any whole percentage of Compensation that does not exceed twenty percent (20%) and to have such amount contributed to the Plan as an Employee After-Tax Contribution. Notwithstanding the preceding sentence, a Participant who is participating in the contributory portion of either the Raytheon Bargaining Retirement Plan or the Raytheon Non-Bargaining Retirement Plan (Exhibit A to each plan) may not make Employee After-Tax Contributions that exceed seventeen percent (17%) of his or her Compensation.

          (b) Except as otherwise provided herein and in Exhibit A to this Plan, the Elective Deferrals and Employee After-Tax Contributions made on behalf of each Participant shall not in the aggregate exceed twenty percent (20%) of the Participant's Compensation for any Plan Year. Notwithstanding the preceding sentence, a Participant who is participating in the contributory portion of either the Raytheon Bargaining Retirement Plan or the Raytheon Non-Bargaining Retirement Plan (Exhibit A to each plan) may not make Elective Deferrals and Employee After-Tax Contributions that in the aggregate exceed seventeen percent (17%) of his or her Compensation.

          (c) A Participant may change his or her Employee After-Tax Contribution percentage to increase or decrease said percentage by notifying the Recordkeeper, such change to take effect as of the first Pay Period by which it is administratively feasible to make such change.

     4.3  Qualified Nonelective Contributions.

          (a) Discretionary Amounts: Each Plan Year the Adopting Employers may contribute to the Trust such amounts as determined by the Senior Vice President of Human Resources of the Company or other officer to whom authority to determine contributions is delegated by the Board of Directors, in his or her sole discretion. Any amounts contributed under this subsection are to be designated by the Adopting Employers as Qualified Nonelective Contributions.

          (b) Specified Amounts: The Adopting Employers designated in Exhibit A to this Plan shall make Qualified Nonelective Contributions on behalf of their Eligible Employees in accordance with the Qualified Nonelective Contribution formula prescribed in Exhibit A to this Plan.

          (c) Service Contract Act Reconciliation Amounts: Each Plan Year the Adopting Employers may contribute to the Trust such amounts as determined by the Senior Vice President of Human Resources of the Company or other officer to whom authority to determine contributions is delegated by the Board of Directors, in his or her sole discretion, consisting of the entire amount or any part of any deficiency between health and welfare and/or pension contributions actually made under a contract covered by the Service Contract Act and the amount of such contribution or contributions required by a wage determination issued under the contract. Such amount shall be calculated in accordance with the formula specified in 29 CFR (S) 4.175 as follows:

          The total amount contributed for a month, calendar or contract quarter, or other specified time is divided by the total hours worked under the contract by service employees subject to the Act during the period in question to determine an hourly contribution rate.

The difference between the contribution rate required in the determination and the actual contribution may be contributed to the Plan on behalf of each Eligible Employee for purposes of fulfilling the Adopting Employers' fringe benefit obligations under the Service Contract Act.

     4.4 Employer Contributions. The Adopting Employers designated in Exhibit A to this Plan shall make Employer Contributions on behalf of their Eligible Employees in accordance with the Employer Contribution formula prescribed in Exhibit A to this Plan.

     4.5  Matching Contributions.

          (a) Except as otherwise provided in Exhibit A to this Plan, each Adopting Employer shall make Matching Contributions equal in value to one hundred percent (100%) of the total Elective Deferrals and Employee After-Tax Contributions made for each Pay Period by each Participant who is an Eligible Employee of such Adopting Employer, but the total of such Matching Contributions for any Participant shall not exceed four percent (4%) of a Participant's Compensation from such Adopting Employer for each such Pay Period.

          (b) Except as otherwise provided in Exhibit A to this Plan, the Matching Contribution shall be made in either Common Stock or cash that is invested in Common Stock. The number of shares of Common Stock contributed by the Adopting Employer or acquired with Matching Contributions under this subsection (b) shall be allocated to the Participant's Account by the Trustee and such allocation shall equal the number of shares of Common Stock which the Trustee could have purchased for the Participant at the Current Market Value. Such Matching Contribution shall remain invested in Common Stock in accordance with section 5.1(b).

     4.6 ESOP Contributions. The Adopting Employers designated in Exhibit A to this Plan shall make an ESOP Contribution equal to one-half of one percent (0.5%) of the eligible Participants' Compensation for each Plan Year. The ESOP Contribution may be made in cash, Common Stock or a combination thereof at the discretion of the designated Adopting Employers. The Administrator shall allocate the ESOP Contribution to the eligible Participants who received Compensation during such Plan Year. The ESOP Contribution (consisting of Common Stock and any residual cash) shall be allocated to those eligible Participants in the same ratio as each such Participant's Compensation for the Plan Year bears to the Total Compensation of all such eligible Participants for the Plan Year. Notwithstanding anything herein to the contrary, with respect to Compensation paid on or after August 1, 2000, a Participant shall not be eligible for an ESOP Contribution if the Participant's Compensation for a Plan Year is two thousand dollars ($2,000) or less.

     4.7  Rollover Contributions.

          (a) Participants may transfer into the Plan Qualifying Rollover Amounts from other plans or IRAs, subject to the following terms and conditions:

               (1) the transferred funds are received by the Trustee no later than sixty (60) days from receipt by the Participant of a distribution from the other plan or IRA;

               (2) the Rollover Contributions transferred pursuant to this section 4.7(a) shall be credited to the Participant's Rollover Contribution Account and will be invested upon receipt by the Trustee; and

               (3) a Rollover Contribution will not be accepted unless (A) the Employee on whose behalf the Rollover Contribution will be made is either a Participant or an Eligible Employee who has notified the Administrator that he or she intends to become a Participant as of the first date on which he or she is eligible therefor, and (B) all required information, including selection of specific investment accounts, is provided to the Recordkeeper.

          (b) For purposes of this section, the following terms shall have the meanings specified:

               (1)  Qualifying Rollover Amounts.

                    (A) For distributions before January 1, 2002, amounts from the following types of plans or IRAs:

                         (i)   a qualified plan described in section 401(a) or
403(a) of the Code, excluding after-tax employee contributions.

                         (ii)  an IRA, but only if no amount of the account and
no part of the value of the annuity is attributable to any source other than a rollover contribution (as defined in section 402(c) of the Code, excluding after-tax employee contributions) from an employee's trust described in section 401(a) of the Code which is exempt from tax under section 501(a) of the Code or from an annuity described in section 403(a) (and any earnings on such contribution).

                    (B) For distributions after December 31, 2001, amounts from the following types of plans or IRAs:

                         (i) a qualified plan described in section 401(a) or
403(a) of the Code, including after-tax employee contributions.

                         (ii)  an annuity contract described in section 403(b)
of the Code, excluding after-tax employee contributions.

                         (iii) an eligible plan under section 457(b) of the Code
which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                         (iv)  an IRA, but only to the extent that the amount
would have been includible in gross income of the Participant if the amount had been distributed to the Participant and not rolled over to any plan or IRA.

               (2)  IRA. An individual retirement account or annuity under section 408(a) or (b) of the Code, respectively.

     4.8  Direct Transfers.

          (a) The Plan shall accept a transfer of assets, including elective transfers in accordance with Treas. Regs. section 1.411(d)-4 Q&A-3(b) and transfers in connection with a plan merger, directly from another plan qualified under section 401(a) of the Code only if the Administrator, in its sole discretion, agrees to accept such a transfer. In determining whether to accept such a transfer, the Administrator shall consider the administrative inconvenience engendered by such a transfer and any risks to the continued qualification of the Plan under section 401(a) of the Code. Acceptance of any such transfer shall not preclude the Administrator from refusing any such subsequent transfers.

          (b) Any transfer of assets accepted under this subsection shall be separately accounted for at all times and shall remain subject to the provisions of the transferor plan (as it existed at the time of such transfer) to the extent required by section 411(d)(6) of the Code (including, but not limited to, any rights to qualified joint and survivor annuities and qualified preretirement survivor annuities) as if such provisions were part of the Plan. In all other respects, however, such transferred assets shall be subject to the provisions of this Plan. The Administrator may, but is not required to, describe in Exhibit B to this Plan the special provisions that must be preserved under section 411(d)(6) of the Code, if any, following the transfer of assets from another plan in accordance with this subsection (b).

          (c) Assets accepted under this section shall be nonforfeitable. Notwithstanding the preceding sentence, assets transferred in connection with the plan merger identified in section 1.1(b) shall vest in accordance with the provisions of ARTICLE VI.

     4.9 Refund of Contributions to the Adopting Employers. Notwithstanding the provisions of ARTICLES XII and XIV, if, or to the extent that, any Adopting Employer's deductions for contributions made to the Plan are disallowed, such Adopting Employer will have the right to obtain the return of any such contributions for a period of one (1) year from the date of disallowance. For this purpose, all contributions are made, other than Employee After-Tax Contributions, subject to the condition that they are deductible under the Code for the taxable year of the Adopting Employers for which the contributions are made. Furthermore, any contribution made on the basis of a mistake in fact may be returned to the Adopting Employers within one (1) year from the date such contribution was made.

     4.10 Payment. The Adopting Employers shall pay to the Trustee in U.S. currency, or by other property acceptable to the Trustee, all contributions for each Plan Year within the time prescribed by law, including extensions granted by the Internal Revenue Service, for filing the federal income tax return of the Company for its taxable year in which such Plan Year ends. Unless designated by the Adopting Employers as nondeductible, all contributions made, other than Employee After-Tax Contributions, shall be deemed to be conditioned on their current deductibility under section 404 of the Code.

     4.11 Limits for Highly Compensated Employees.

          (a) Elective Deferrals, Employee After-Tax Contributions, Matching Contributions and Qualified Nonelective Contributions allocable to the Accounts of Highly Compensated Employees shall not in any Plan Year exceed the limits specified in this section. The Administrator may make the adjustments authorized in this section to ensure that the limits of subsection (b) (or any other applicable limits) are not exceeded, regardless of whether such adjustments affect some Participants more than others. This section shall be administered and interpreted in accordance with sections 401(k) and 401(m) of the Code.

          (b) (1) The Actual Deferral Percentage of the Highly Compensated Employees shall not exceed, in any Plan Year, the greater of:

                    (A) one hundred twenty-five percent (125%) of the Actual Deferral Percentage for all other Eligible Participants; or

                    (B) the lesser of two hundred percent (200%) of the Actual Deferral Percentage for all other Eligible Participants or the Actual Deferral Percentage for the other Eligible Participants plus two (2) percentage points.

               (2) The Actual Contribution Percentage of the Highly Compensated Employees shall not exceed, in any Plan Year, the greater of:

                    (A) one hundred twenty five percent (125%) of the Actual Contribution Percentage for all other Eligible Participants; or

                    (B) the lesser of two hundred percent (200%) of the Actual Contribution Percentage for all other Eligible Participants or the Actual Contribution Percentage for the other Eligible Participants plus two (2) percentage points.

               (3) For the Plan Years beginning before January 1, 2002, the sum of the Actual Deferral Percentage and the Actual Contribution Percentage for the Highly Compensated Employees shall not exceed, in any Plan Year, the sum of:

                    (A) one hundred twenty-five percent (125%) of the greater of:

                        (i) the Actual Deferral Percentage of the other Eligible Participants; or

                        (ii) the Actual Contribution Percentage of the other Eligible Participants; and

                    (B) two plus the lesser of:

                        (i) the amount in paragraph (3)(A)(i); or

                         (ii) the amount in paragraph (3)(A)(ii); provided that
the amount in this paragraph (3)(B) shall not exceed two hundred percent (200%) of the lesser of the amount in paragraph (3)(A)(i) or the amount in paragraph
(3)(A)(ii).

               (4) The limitations under section 4.11(b)(3) shall be modified to reflect any higher limitations provided by the Internal Revenue Service under regulations, notices or other official statements.

          (c)  The following terms shall have the meanings specified:

               (1) Actual Contribution Percentage. The average of the ratios for a designated group of Employees (calculated separately for each Employee in the group) of the sum of the Matching Contributions (other than those treated as part of the Actual Deferral Percentage), Qualified Nonelective Contributions (other than those treated as part of the Actual Deferral Percentage), Employee After-Tax Contributions and Elective Deferrals (other than those treated as part of the Actual Deferral Percentage) allocated for the applicable year on behalf of the Participant, divided by the Participant's Compensation for such applicable year. The "applicable year" for determining the Actual Contribution Percentage for the group of Highly Compensated Employees shall be the current Plan Year. For all other Eligible Participants, the "applicable year" for determining the Actual Contribution Percentage shall be the current Plan Year, unless, in accordance with the procedures prescribed by the Internal Revenue Service, the Administrator elects to use the immediately preceding Plan Year. In the event the Administrator elects to use the immediately preceding Plan Year for this purpose for any Plan Year, the Administrator shall so indicate in Exhibit C to this Plan.

               (2) Actual Deferral Percentage. The average of the ratios for a designated group of Employees (calculated separately for each Employee in the group) of the sum of the Elective Deferrals, Qualified Nonelective Contributions and Matching Contributions (that the Company elects to have treated as part of the Actual Deferral Percentage) allocated for the applicable year on behalf of a Participant, divided by the Participant's Compensation for such applicable year. The "applicable year" for determining the Actual Deferral Percentage for the group of Highly Compensated Employees shall be the current Plan Year. For all other Eligible Participants, the "applicable year" for determining the Actual Deferral Percentage shall be the current Plan Year, unless in accordance with the procedures prescribed by the Internal Revenue Service, the Administrator elects to use the immediately preceding Plan Year. In the event the Administrator elects to use the immediately preceding Plan Year for this purpose for any Plan Year, the Administrator shall so indicate in Exhibit C to this Plan.

              (3) Compensation. To the extent regulations permit the definition of Compensation in ARTICLE II to be used, then such definition shall be applied for purposes of this ARTICLE; provided, however, that to the extent such definition is not so permitted, then Compensation shall include all compensation required to be counted under section 414(s) of the Code; provided further, however, that this definition shall not apply for purposes of the definition of Highly Compensated Employee in section 2.31.

              (4) Eligible Participant. Any Employee of the Company who is authorized under the terms of the Plan to make Elective Deferrals, Employee After-Tax Contributions or have Qualified Nonelective Contributions allocated to his or her Account for the Plan Year.

          (d) For purposes of determining whether a plan satisfies the Actual Contribution Percentage test of section 401(m), all Employee and matching contributions that are made under two (2) or more plans that are aggregated for purposes of section 401(a)(4) and 410(b) (other than section 410(b)(2)(A)(ii)) are to be treated as made under a single plan and that if two (2) or more plans are permissively aggregated for purposes of section 401(m), the aggregated plans must also satisfy section 401(a)(4) and 410(b) as though they were a single plan.

          (e) In calculating the Actual Contribution Percentage for purposes of section 401(m), the actual contribution ratio of a Highly Compensated Employee will be determined by treating all plans subject to section 401(m) under which the Highly Compensated Employee is eligible (other than those that may not be permissively aggregated) as a single plan.

          (f) For purposes of determining whether a plan satisfies the Actual Deferral Percentage test of section 401(k), all elective contributions that are made under two (2) or more plans that are aggregated for purposes of section 401(a)(4) or 410(b) (other than section 410(b)(2)(A)(ii)) are to be treated as made under a single plan and that if two (2) or more plans are permissively aggregated for purposes of section 401(k), the aggregated plans must also satisfy sections 401(a)(4) and 410(b) as though they were a single plan.

          (g) In calculating the Actual Deferral Percentage for purposes of section 401(k), the actual deferral ratio of a Highly Compensated Employee will be determined by treating all cash or deferred arrangements under which the Highly Compensated Employee is eligible (other than those that may not be permissively aggregated) as a single arrangement.

          (h) An elective contribution will be taken into account under the Actual Deferral Percentage test of section 401(k)(3)(A) of the Code for a Plan Year only if it is allocated to the Employee as of a date within that Plan Year. For this purpose, an elective contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the elective contribution is actually paid to the Trust no later than twelve (12) months after the Plan Year to which the contribution relates.

     4.12  Correction of Excess Contributions.

           (a) Excess Contributions shall be corrected as provided in this section. The Administrator may also prevent anticipated Excess Contributions as provided in this section. The Administrator may use any method of correction or prevention provided in this section or any combination thereof, as it determines in its sole discretion. This section shall be administered and interpreted in accordance with sections 401(k) and 401(m) of the Code.

           (b) The Administrator may refuse to accept any or all prospective Elective Deferrals to be contributed by a Participant. (c) (1) The Company may, in its sole discretion, elect to contribute, as provided in section 4.3(a), a Qualified Nonelective Contribution in an amount necessary to satisfy any or all of the requirements of section 4.11.

           (2) Qualified Nonelective Contributions that are made for a Plan Year to correct Excess Contributions shall only be allocated to the Accounts of Participants who are not Highly Compensated Employees. Such Qualified Nonelective Contributions shall be allocated first to the Participant with the lowest Compensation for that Plan Year and any remaining Qualified Nonelective Contributions thereafter shall be allocated to the Participant with the next lowest Compensation for that Plan Year. This allocation method shall continue in ascending order of Compensation until all such Qualified Nonelective Contributions are allocated. The allocation to any Participant shall not exceed the limits under section 415 of the Code. If two or more Participants have identical Compensation, the allocations to them shall be proportional.

           (3) Qualified Nonelective Contributions for a Plan Year shall be contributed to the Trust within twelve (12) months after the close of such Plan Year.

           (4) Qualified Nonelective Contributions shall only be allocated to Participants who receive Compensation during the Plan Year for which such contribution is made.

           (d) The Administrator may, during a Plan Year, distribute to a Participant (or such Participant's Beneficiary if the Participant is deceased), any or all Excess Contributions or Excess Deferrals (whether Elective Deferrals, Matching Contributions or Qualified Nonelective Contributions) allocable to that Participant's Account for that Plan Year, notwithstanding any contrary provision of the Plan. Such distribution may include earnings or losses (if any) attributable to such amounts, as determined by the Administrator.

           (e) (1) The Administrator may recharacterize any or all Excess Contributions for a Plan Year as Employee contributions in accordance with the provisions of this subsection. Any Excess Contributions that are so recharacterized shall be treated as if the Participant had elected to instead receive cash Compensation on the earliest date that any Elective Deferrals made on behalf of the Participant during the Plan Year would have been received had the Participant originally elected to receive such amount in cash and then contributed such amount as an Employee contribution. To the extent required by the Internal Revenue Service, however, such recharacterized Excess Contributions shall continue to be treated as if such amounts were not recharacterized.

               (2) The Administrator shall report any recharacterized Excess Contributions as Employee contributions to the Internal Revenue Service and to the affected Participants at such times and in accordance with such procedures as are required by the Internal Revenue Service. The Administrator shall take such other actions regarding the amounts so recharacterized as may be required by the Internal Revenue Service.

               (3) Excess Contributions may not be recharacterized under this subsection more than two and one-half (2 1/2) months after the close of the Plan Year to which the recharacterization relates. Recharacterization is deemed to occur when the Participant is so notified (as required by the Internal Revenue Service).

               (4) The amount of Excess Contributions to be distributed or recharacterized shall be reduced by Excess Deferrals previously distributed for the taxable year ending in the same Plan Year and Excess Deferrals to be distributed for a taxable year will be reduced by Excess Contributions previously distributed or recharacterized for the Plan beginning in such taxable year.

           (f) (1) The Administrator may distribute any or all Excess Contributions for a Plan Year in accordance with the provisions of this subsection. Such distribution may only occur after the close of such Plan Year and within twelve (12) months of the close of such Plan Year. In the event of the termination of the Plan, such distribution shall be made within twelve (12) months after such termination. Such distribution shall include the income allocable to the amounts so distributed, as determined under this subsection. The Administrator may make any special allocations of earnings or losses necessary to carry out the provisions of this subsection. A distribution of an Excess Contribution under this subsection may be made without regard to any notice or consent otherwise required pursuant to sections 411(a)(11) and 417 of the Code.

               (2) (A) The income allocable to Excess Contributions distributed under this subsection shall equal the allocable gain or loss for the Plan Year. Income includes all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation has been realized.

                   (B) The allocable gain or loss for the Plan Year may be determined under any reasonable method consistently applied by the Administrator. Alternatively, the Administrator may, in its discretion, determine such allocable gain or loss for the Plan Year under the method set forth in subparagraph (C).

                   (C) Under this method, the allocable gain or loss for the Plan Year is determined by multiplying the income for the Plan Year allocable to Elective Deferrals (and amounts treated as Elective Deferrals) by a fraction, the numerator of which is the Excess Contributions by the Participant for the Plan Year and the denominator of which is the total Account balance of the Participant attributable to Elective Deferrals (and amounts treated as Elective Deferrals) as of the beginning of the Plan Year, increased by any Elective Deferrals (and amounts treated as Elective Deferrals) by the Participant for the Plan Year.

               (3) Amounts distributed under this subsection (or other provisions of this section) shall first be treated as distributions from the Participant's subaccounts in the following order:

                   (A) from the Participant's Elective Deferrals Account (if such Excess Contribution is attributable to Elective Deferrals);

                   (B) from the Participant's Qualified Nonelective Contribution Account (if such Excess Contribution is attributable to Qualified Nonelective Contributions); and

                   (C) from the Participant's Matching Contribution Account (if such Excess Contribution is attributable to Matching Contributions).

               (g) (1) The term "Excess Contribution" shall mean, with respect to a Plan Year, the excess of the Elective Deferrals (including any Qualified Nonelective Contributions and Matching Contributions that are treated as Elective Deferrals under sections 401(k)(2) and 401(k)(3) of the Code) on behalf of eligible Highly Compensated Employees for the Plan Year over the maximum amount of such contributions permitted under sections 401(k)(2) and 401(k)(3) of the Code.

                   (2) Any distribution of Excess Contributions for a Plan Year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each such Highly Compensated Employee.

               (3) The amount of Excess Contributions to be distributed or recharacterized shall be reduced by Excess Deferrals previously distributed for the taxable year ending in the same Plan Year and Excess Deferrals to be distributed for a taxable year will be reduced by Excess Contributions previously distributed or recharacterized for the Plan beginning in such taxable year.

     4.13  Correction of Excess Deferrals.

           (a) Excess Deferrals shall be corrected as provided in this section. The Administrator may also prevent anticipated Excess Deferrals as provided in this section. The Administrator may use any method of correction or prevention provided in this section or any combination thereof, as it determines in its sole discretion. A distribution of an Excess Deferral under this section may be made without regard to any notice or consent otherwise required pursuant to sections 411(a)(11) and 417 of the Code. This section shall be administered and interpreted in accordance with sections 401(k) and 402(g) of the Code.

           (b) The Administrator may refuse to accept any or all prospective Elective Deferrals to be contributed by a Participant.

           (c) (1) The Administrator may distribute any or all Excess Deferrals to the Participant on whose behalf such Excess Deferrals were made before the close of the Applicable Taxable Year. Distributions under this subsection include income allocable to the Excess Distribution so distributed, as determined under this subsection.

                   (2) Distribution under this subsection shall only be made if all the following conditions are satisfied:

                       (A) the Participant seeking the distribution designates the distribution as an Excess Deferral;

                       (B) the distribution is made after the date the Excess Deferral is received by the Plan; and

                       (C) the Plan designates the distribution as a distribution of an Excess Deferral.

                   (3) The income allocable to the Excess Deferral distributed under this subsection shall be determined in the same manner as under subsection
(d)(3), except that income shall only be determined for the period from the beginning of the Applicable Taxable Year to the date on which the distribution is made.

               (d) (1) The Administrator may distribute any or all Excess Deferrals to the Participant on whose behalf such Excess Deferrals were made after the close of the Applicable Taxable Year. Distribution under this subsection shall only be made if the Participant timely provides the notice required under subsection (d)(2) and such distribution is made after the Applicable Taxable Year and before the first April 15 following the close of the Applicable Taxable Year. Distributions under this subsection shall include income allocable to the Excess Deferrals so distributed, as determined under this subsection.

               (2) Any Participant seeking a distribution of an Excess Deferral in accordance with this subsection must notify the Administrator of such request no later than the first March 15 following the close of the Applicable Taxable Year. The Administrator may agree to accept notification received after such date (but before the first April 15 following the close of the Applicable Taxable Year) if it determines that it would still be administratively practicable to make such distribution in view of the delayed notification. The notification required by this subsection shall be deemed made if a Participant's Elective Deferrals to the Plan in any Plan Year create an Excess Deferral.

               (3) The income allocable to the Excess Deferral distributed under this subsection shall be determined in the same manner as under section 4.12(f)(2), except that the term "Excess Deferrals" shall be substituted for "Excess Contributions" and the term "Applicable Taxable Year" shall be substituted for "Plan Year." The Administrator may make any special allocations of earnings or losses necessary to carry out the provisions of this subsection.

           (e)  The following terms shall have the meanings specified:

               (1) Applicable Taxable Year. The taxable year (for federal income tax purposes) of the Participant in which an Excess Deferral must be included in gross income (when made) in accordance with section 402(g) of the Code.

               (2) Excess Deferral. A Participant's Elective Deferrals (and other contributions limited by section 402(g) of the Code), for an Applicable Taxable Year that are in excess of the limits imposed by section 402(g) of the Code for such Applicable Taxable Year.

     4.14  Correction of Excess Aggregate Contributions.

           (a) Excess Aggregate Contributions shall be corrected as provided in this section. The Administrator may use any method of correction or prevention provided in this section or any combination thereof, as it determines in its sole discretion. This section shall be administered and interpreted in accordance with sections 401(k) and 401(m) of the Code.

           (b) The Administrator may refuse to accept any or all prospective Elective Deferrals to be contributed to a Participant.

           (c) (1) The Company may, in its sole discretion, elect to contribute, as provided in section 4.3(a), a Qualified Nonelective Contribution in an amount necessary to satisfy any or all of the requirements of section 4.11.

               (2) Qualified Nonelective Contributions that are made for a Plan Year to correct Excess Aggregate Contributions shall only be allocated to the Accounts of Participants who are not Highly Compensated Employees. Such Qualified Nonelective Contributions shall be allocated first to the Participant with the lowest Compensation for that Plan Year and any remaining Qualified Nonelective Contributions thereafter shall be allocated to the Participant with the next lowest compensation for that Plan Year. This allocation method shall continue in ascending order of Compensation until all such Qualified Nonelective Contributions are allocated. The allocation to any Participant shall not exceed the limits under section 415 of the Code. If two or more Participants have identical Compensation, the allocations to them shall be proportional.

               (3) Qualified Nonelective Contributions for a Plan Year shall be contributed to the Trust within twelve (12) months after the close of such Plan Year.

               (4) Qualified Nonelective Contributions shall only be allocated to Participants who receive Compensation during the Plan Year for which such contribution is made.

          (d) The Administrator may, during a Plan Year, distribute to a Participant (or such Participant's Beneficiary if the Participant is deceased), any or all Excess Aggregate Contributions allocable to that Participant's Account for that Plan Year, notwithstanding any contrary provision of the Plan. Such distribution may include earnings or losses (if any) attributable to such amounts, as determined by the Administrator.

          (e) (1) The Administrator may forfeit any or all Excess Aggregate Contributions for a Plan Year in accordance with the provisions of this subsection. The amounts so forfeited shall not include any amounts that are nonforfeitable under ARTICLE VI.

               (2) Any forfeitures under this subsection shall be made in accordance with the procedures for distributions under subsection (f) except that such amounts shall be forfeited instead of being distributed.

          (f) (1) The Administrator may distribute any or all Excess Aggregate Contributions for a Plan Year in accordance with the provisions of this subsection. Such distribution may only occur after the close of such Plan Year and within twelve (12) months of the close of such Plan Year. Such distributions shall be specifically designated by the Administrator as a distribution of Excess Aggregate Contributions. In the event of the complete termination of the Plan, such distribution shall be made within twelve (12) months after such termination. Such distribution shall include the income allocable to the amounts so distributed, as determined under this subsection. The Administrator may make any special allocations of earnings or losses necessary to carry out the provisions of this subsection. A distribution of an Excess Aggregate Contribution under this subsection may be made without regard to any notice or consent otherwise required pursuant to sections 411(a)(11) and 417 of the Code.

               (2) (A) The income allocable to Excess Aggregate Contributions distributed under this subsection shall equal the allocable gain or loss for the Plan Year. Income includes all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation has been realized.

                   (B) The allocable gain or loss for the Plan Year may be determined under any reasonable method consistently applied by the Administrator. Alternatively, the Administrator may, in its discretion, determine such allocable gain or loss for the Plan Year under the method set forth in subparagraph (C).

                   (C) Under this method, the allocable gain or loss for the Plan Year is determined by multiplying the income for the Plan Year allocable to employee contributions, matching contributions and amounts treated as matching contributions by a fraction, the numerator of which is the Excess Aggregate Contributions for the Participant for the Plan Year and the denominator of which is the total Account balance of the Participant attributable to employee contributions, matching contributions and amounts treated as matching contributions as of the beginning of the Plan Year, increased by the employee contributions, matching contributions and amounts treated as matching contributions for the Participant for the Plan Year.

               (3) Amounts distributed under this subsection (or other provisions of this section) shall first be treated as distributions from the Participant's subaccounts in the following order:

                   (A) from the Participant's Employee After-Tax Contribution Account (if such Excess Aggregate Contribution is attributable to Employee After-Tax Contributions);

                   (B) from the Participant's Qualified Nonelective Contribution Account (if such Excess Aggregate Contribution is attributable to Qualified Nonelective Contributions); and

                   (C) from the Participant's Matching Contribution Account (if such Excess Aggregate Contribution is attributable to Matching Contributions).

          (g) (1) The term "Excess Aggregate Contribution" shall mean, with respect to a Plan Year, the excess of the aggregate amount of the matching contributions and employee contributions (including any Qualified Nonelective Contributions or elective deferrals taken into account in computing the Actual Contribution Percentage) actually made on behalf of eligible Highly Compensated Employees for the Plan Year over the maximum amount of such contributions permitted under section 401(m)(2)(A) of the Code.

               (2) The terms "employee contributions" and "matching contributions" shall, for purposes of this section, have the meanings set forth in Treas. Reg.(S)1.401(m)-1(f).

               (3) Any distribution of Excess Aggregate Contributions for a Plan Year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each such Highly Compensated Employee.

     4.15 Correction of Multiple Use.

          (a) If the limitations of Treas. Reg.ss.1.401(m)-2 are exceeded for any Plan Year beginning before January 1, 2002, then correction shall be made in accordance with the provisions of this section. The limitations of Treas. Reg.(S)1.401(m)-2 do not apply for Plan Years beginning after December 31, 2001. This section shall be administered and interpreted in accordance with sections 401(k) and 401(m) of the Code.

          (b) Any correction required by this section shall be calculated and administered in accordance with the provisions for correcting Excess Contributions (in section 4.12), Excess Aggregate Contributions (in section 4.14) or both, as the Administrator determines in its sole discretion. Any correction required by this section, to the extent possible, shall be made only with respect to those Highly Compensated Employees who are eligible in both the arrangement subject to section 401(k) of the Code and the Plan, as subject to section 401(m) of the Code.

                                    ARTICLE V

                             Investment of Accounts

     5.1  Election of Investment Funds.

          (a) Except as otherwise prescribed in subsections (b), (c) and (d) below, upon enrollment in the Plan, each Participant shall direct that the funds in the Participant's Account be invested in increments of one percent (1%) in one or more of the investment options designated by the Administrator, which may include designated investment funds, specific investments or both. The investment choices made available shall be sufficient to allow compliance with section 404(c) of ERISA.

          (b) Except as otherwise determined by the Administrator or provided herein, Matching Contributions made with respect to Plan Years beginning on and after January 1, 1999 must be invested in Common Stock until the beginning of the fifth (5/th/) Plan Year following the Plan Year for which such contributions are made. Thereafter, a Participant may designate the investment of the Matching Contribution funds in accordance with the provisions of subsection (a) above. Notwithstanding the preceding sentences in this subsection (b) and except as otherwise provided below, the five-year restriction prescribed in this subsection (b) shall not apply (i) following a Participant's Severance from Service other than on account of a Layoff, (ii) effective on and after February 1, 2001, while a Participant is on a Layoff, or (iii) on or after January 1 of the calendar year in which a Participant attains age 55. If a Participant or former Participant is reemployed with an Employer following a Severance from Service, including a Layoff, the five-year restriction prescribed in this subsection (b) shall apply with respect to any Matching Contributions made on and after such reemployment and with respect to any Matching Contributions made before such reemployment that are invested in Common Stock as of the date of reemployment.

          (c) Except as otherwise determined by the Administrator or as provided in paragraphs (1) through (3) below, amounts held in a Participant's ESOP Contribution Account shall be invested in Common Stock.

               (1) Any Participant who has attained age 55 and completed a Period of Participation of at least ten (10) years shall be permitted to direct that up to twenty-five percent (25%) of the total number of shares of Common Stock (rounded to the nearest whole integer) allocated to the Participant's ESOP Contribution Account as of the December 31 immediately preceding each Plan Year during the Qualified Election Period may be invested among the otherwise available investment options under the Plan in accordance with the provisions of subsection (a) above. With respect to a qualified Participant's final diversification election, fifty percent (50%) is substituted for twenty-five percent (25%) in determining the amount subject to the diversification election. Any direction to diversify hereunder may be made within 90 days after the close of each Plan Year during the Participant's Qualified Election Period, as defined below. Any direction made during the applicable 90-day period following any Plan Year may be revoked or modified at any time during such 90-day period. The diversification of the ESOP Contribution Account as provided herein shall be made through the sale by the Trustee of the number of shares of Common Stock directed by the Participant. The amount that may be invested among the otherwise available investment options under the Plan shall be equal to the proceeds of such sale. Any such diversification shall be implemented no later than the 180th day of the Plan Year in which the Participant's direction is made. All such directions shall be in accordance with any notice, rulings, or regulations or other guidance issued by the Internal Revenue Service with respect to section 401(a)(28)(B) of the Code. For purposes of this paragraph, the term "Qualified Election Period" shall mean the six (6) Plan Year period beginning with the later of the Plan Year in which the Participant attains age 55 or completes a Period of Participation of ten (10) years.

               (2) Effective for Plan Years beginning on and after January 1, 2002, a Participant's right to diversify his ESOP Contribution Account, as described in paragraph (1) above, shall extend beyond the end of the six (6) year Qualified Election Period and the Participant shall be permitted to direct that up to twenty-five percent (25%) of the total number of shares of Common Stock (rounded to the nearest whole integer) allocated to the Participant's ESOP Contribution Account as of the December 31 immediately preceding each Plan Year may be invested among the otherwise available investment options under the Plan in accordance with the provisions of subsection (a) above. The timing rules and procedures described in paragraph (1) shall apply in the same manner to the extended diversification period described in this paragraph (2) (with the exception of the definition of the Qualified Election Period and the increased percentage (50%) during the sixth year in the Qualified Election Period).

               (3) The investment restrictions described in subsection (c) shall not apply (i) following a Participant's Severance from Service other than on account of a Layoff or (ii) effective on and after February 1, 2001, while a Participant is on a Layoff. If a Participant or former Participant is reemployed with an Employer following a Severance from Service, including a Layoff, the investment restrictions otherwise prescribed in subsection (c) shall apply to any ESOP Contributions made on and after such reemployment and with respect to any

ESOP Contributions made before such reemployment that are invested in Common Stock as of the date of reemployment.

              (d) Notwithstanding subsection (e) below, the Administrator shall maintain a General Motors Class H Stock Fund ("Fund H") and Raytheon Company Class A Stock Fund ("Fund I") as investment options under the Plan, subject to the limitations prescribed in this subsection (d), for four (4) complete Plan Years following the Effective Date; provided, however, that if at any time prior to the expiration of such four (4) year period, the aggregate fair market value of the assets invested in either Fund H or Fund I falls below five percent (5%) of the highest fair market value of the assets invested in Fund H or Fund I, respectively, the Administrator may, with six (6) months written notice to affected Participants, eliminate Fund H or Fund I, as applicable, as investment options under the Plan. Notwithstanding the foregoing, the Administrator may eliminate one or both funds at any time if the Administrator determines in good faith that such elimination is necessary under applicable law (including without limitation the prudence requirements of ERISA). When Fund H and Fund I are eliminated in accordance with this section 5.1(d), Participants with assets invested in Fund H or Fund I, as applicable, shall direct the transfer of such assets to other funds available under the Plan or, if no such election is made, the Administrator shall transfer such assets to a low risk fixed income fund as determined by the Administrator in its discretion. The only assets that may be invested in Fund H or Fund I are the General Motors Class H Stock Fund and Raytheon Company Class A Stock Fund, respectively, directly transferred to the Plan in connection with the mergers identified in Section 1.1(b). A Participant may not direct that any other funds in the Participant's Account be invested in Fund H or Fund I.

              (e) In its discretion, the Administrator may from time to time designate new funds and, where appropriate, preclude investment in existing funds and provide for the transfer of Accounts invested in those funds to other funds selected by the Participant or, if no such election is made, to a low risk fixed income fund as determined by the Administrator in its discretion.

              (f)    Except as otherwise prescribed in subsections (b), (c) and
(d) above, a Participant's investment election will apply to the entire Account of the Participant.

              (g) In establishing rules and procedures under section 5.1, the following shall apply:

                     (1) Each Participant, Beneficiary or Alternate Payee shall affirmatively elect to self-direct the investment of assets in his or her Account, but such election may provide for default investments in the absence of specific directions from such Participant, Beneficiary or Alternate Payee.

              (2) The investment directions of a Participant shall continue to apply after that Participant's death or incompetence until the Beneficiary (or, if there is more than one Beneficiary for that Account, all of the Beneficiaries), guardian or other representatives provide contrary direction.

              (3) The Administrator may decline to implement investment designations if such investment, in the Administrator's judgment:

                     (A)    would result in a prohibited transaction under
section 4975 of the Code;

                     (B)    would generate income taxable to the Trust Fund;

                     (C)    would not be in accordance with the Plan and Trust;

                     (D) would cause a Fiduciary to maintain the indicia of ownership of any assets of the Trust Fund outside the jurisdiction of the district courts of the United States other than as permitted by section 404(b) of ERISA and Labor Reg.(S)2550.404(b)-1;

                     (E) would jeopardize the Plan's tax qualified status under the Code;

                     (F) could result in a loss in excess of the amount credited to the Account; or

                     (G) would violate any other requirements of the Code or ERISA.

              (4)    Except as otherwise prescribed in subsections (b), (c) and
(d) above, the Administrator may establish reasonable restrictions on the frequency with which investment directions may be given, consistent with section 404(c) of ERISA.

              (5) The Administrator may establish limits on the use of brokers, investment counsel or other advisors that may be utilized, including specifying that all investments must be made through a designated broker or brokers.

              (6) The Administrator may establish limits on the types of investments that are permitted.

       (h) Except as otherwise prescribed in subsections (b), (c) and (d) above, the Administrator shall establish such rules and procedures as may be advisable or necessary to carry out the provisions of this section, with such rules and procedures being consistent with section 404(c) of ERISA.

              (i) The Administrator shall establish such rules and procedures as may be advisable or necessary to reasonably ensure that all transactions involving the investment funds comply with all applicable laws, including the securities laws.

       5.2 Change in Investment Allocation of Future Deferrals. Except as otherwise prescribed in sections 5.1(b), (c) and (d), each Participant may elect to change the investment allocation of future contributions effective as of the first Trade Day subsequent to notice to the Recordkeeper by which it is administratively feasible to make such change. Any changes must be made either in increments of one percent (1%) of the Participant's Account or in a specified whole dollar amount and must result in a total investment of one hundred percent (100%) of the Participant's Account.

       5.3 Transfer of Account Balances Between Investment Funds. Except as otherwise prescribed in sections 5.1(b), (c) and (d), each Participant may elect to transfer all or a portion of the amount in his or her Account between investment funds effective as of the first Trade Day following notice to the Recordkeeper by which it is administratively feasible to carry out such transfer. For investment transfers initiated by notice to the Recordkeeper before March 1, 2002, in determining the amount of the transfer, the Participant's Account shall be valued as of the close of business on the Trade Day on which notice is received; provided, however, that in any case where the notice is received after 4:00 p.m. Eastern Time (daylight or standard, whichever is in effect on the date of the notice), the Account shall be valued as of the close of business on the next Trade Day. For investment transfers initiated by notice to the Recordkeeper after February 28, 2002, in determining the amount of transfer, the Participant's Account shall be valued as of the Trade Day on which the investment funds are sold or exchanged and shall be based on the value of the investment funds at the time of such sale or exchange. Such transfers must be made in either one percent (1%) increments of the entire Account or in a specified amount in whole dollars and, as of the completion of the transfer, must result in investment of one hundred percent (100%) of the Account. Transfers shall be effected by notice to the Recordkeeper.

       5.4 Inability to Complete Investment Changes. Notwithstanding any other provisions of this Plan to the contrary, if a Participant's investment directions under the Plan cannot be completed on a particular day because of market conditions or other circumstances, the Participant's investment directions will be completed on the first Trade Day thereafter on which the investment directions can be completed.

       5.5 Ownership Status of Funds. The Trustee shall be the owner of record of the Plan assets. The Administrator shall have records maintained as of the Valuation Date for each investment option allocating a portion of the investment option to each Participant who has elected that his or her Account be invested in such investment option. The records shall reflect each Participant's portion of Common Stock, Raytheon Company Class A common stock and General Motors Class H common stock in cash and unitized shares of stock and shall reflect each Participant's portion of all other investment options as may be designated by the Administrator in a cash amount.

       5.6    Voting Rights and Tender or Exchange Offers

              (a) Participants whose Accounts are invested in Common Stock or Raytheon Company Class A common stock on the last business day of the second month preceding the record date (the "Voting Eligibility Date") for any meeting of stockholders have the right to instruct the Trustee as to voting at such meeting. The number of votes is determined by dividing the value of the shares in the Participant's Account by the closing price of the respective classes of stock on the Voting Eligibility Date. If the Trustee receives instructions within the specified time, the Trustee shall vote the shares in accordance with the instructions. For Voting Eligibility Dates before January 1, 2002, if the Trustee has not received instructions from a Participant as to voting of shares within the specified time, then the Trustee shall not vote those shares. For Voting Eligibility Dates after December 31, 2001, if the Trustee has not received instructions from a Participant as to voting of shares within the specified time, or if the Plan holds any unallocated shares, then the Trustee shall vote those shares in the same proportion as the shares for which the Trustee has received instructions are voted. If a Participant furnishes the Trustee with a signed vote direction card without indicating a voting choice thereon, the Trustee shall vote the Participant's shares as recommended by management if so authorized under the terms of the vote direction card.

              (b) Participants shall also have the right to accept or reject any tender or exchange offer for the shares of Common Stock or Raytheon Company Class A common stock that are allocated to their Accounts. If the Trustee receives instructions within the specified time, the Trustee shall respond in accordance with the instructions. If the Trustee has not received instructions from a Participant within the specified time, then the Trustee shall not tender or exchange those shares. For tender or exchange offers initiated after December 31, 2001, if the Plan holds any unallocated shares, then the Trustee shall tender or exchange those shares in the same proportion as the shares for which the Trustee has received instructions are tendered or exchanged.

              (c) The Trustee shall vote (or tender or exchange) all combined fractional shares of the respective classes of stock to the extent possible in the same proportion as the shares which have been voted (or tendered or exchanged) by each Participant.

              (d) Any instructions as to voting (or tender or exchange) received from an individual Participant shall be held in confidence by the Trustee and shall not be divulged to the Adopting Employers or to any officer or employee thereof or to any other person.

              (e) The Trustee shall provide each Participant with voting, tender or exchange rights described in this section 5.6 with the information provided to other shareholders eligible to vote, tender or exchange such shares.

              (f) Each Participant shall be deemed to be a "named fiduciary" for purposes of any instructions provided by such Participant to the Trustee regarding the exercise of voting rights and tender or exchange offers with respect to the Common Stock or Raytheon Company Class A common stock that is allocated to the Participant's Account and with respect to a proportionate amount of any unallocated or unvoted shares.

       5.7    Allocation of Earnings.

              (a)    (1)    The Administrator, as of each Valuation Date, shall
adjust the amounts credited to the Accounts (including Accounts for persons who are no longer Employees) so that the total of such Account balances equals the fair market value of the Trust Fund assets as of such Valuation Date. Except as otherwise provided herein, any changes in the fair market value of the Trust Fund assets since the preceding Valuation Date shall be charged or credited to each Account in the ratio that the balance in each such Account as of the preceding Valuation Date bears to the balances in all Accounts as of that Valuation Date with appropriate adjustments to reflect any distributions, allocations or similar adjustments to such Account or Accounts since that Valuation Date.

                     (2) To the extent that separate investment funds are established (as provided in section 5.1(a)), the adjustments required by subsection (a)(1) shall be made by applying subsection (a)(1) separately for each such investment fund so that any changes in the net worth of each such investment fund are charged or credited to the portion of each Account invested in such investment fund in the ratio that the portion of each such Account invested in such investment fund as of the preceding Valuation Date (reduced by any distributions made from that portion of such Account since that Valuation
Date) bears to the total amount credited to such investment funds as of that Valuation Date (reduced by distributions made from such investment fund since that Valuation Date).

                     (3) Interim valuations, in accordance with the foregoing procedure, may be made at such time or times as the Administrator directs.

              (b) The Administrator may, in its sole discretion, direct the Trustee to segregate and separately invest any Trust Fund assets, including but not limited to, any Trust Fund assets that are attributable to cash dividends on Common Stock and Raytheon Company Class A common stock pending distribution or allocation of such assets in accordance with section 8.13. If any assets are segregated in this fashion, the earnings or losses on such assets shall be determined apart from other Trust assets and shall be adjusted on each Valuation Date, or at such other times as the Administrator deems necessary, in accordance with this section.

                                   ARTICLE VI

                                     Vesting

       6.1 Elective Deferral, Employee After-Tax Contribution, Rollover Contribution, Qualified Nonelective Contribution, Employer Contribution and ESOP Contribution Accounts. Except as otherwise provided in Exhibit A to this Plan, each Participant shall have a nonforfeitable right to all amounts in the Participant's Elective Deferral, Employee After-Tax Contribution, Rollover Contribution, Qualified Nonelective Contribution, Employer Contribution and ESOP Contribution Accounts.

       6.2    Matching Contribution Account.

              (a) Except as otherwise provided in Exhibit A to this Plan, each Participant who performs an Hour of Service on or after January 1, 1999, shall have a nonforfeitable right to his or her entire Account, including the Participant's Matching Contribution Account.

              (b) Each Participant who does not perform an Hour of Service on or after January 1, 1999 shall have a nonforfeitable right to his or her Matching Contribution Account in accordance with the terms of the Plan as in effect before January 1, 1999 (or, if more favorable, under the terms of the transferee plan in the case of a direct transfer of assets to the Plan in accordance with sections 1.1(b) and 4.8(c)). For this purpose, before January 1, 1999, the Plan provided that each Participant would have a nonforfeitable right to his or her Matching Contribution Account upon the earliest of:

                     (1) the Participant's completion of a Period of Service of five (5) years;

                     (2) the Participant's completion of a Period of Participation of three (3) years;

                     (3) the Participant's Retirement, death while an Employee, Disability or attainment of Normal Retirement Age; or

                     (4) in the case of a Participant who formerly participated in the Raytheon Salaried Savings and Investment Plan (10011) and the Raytheon California Hourly Savings and Investment Plan (10012), the Participant's Layoff or Severance from Service due to Qualified Military Service.

              (c) Notwithstanding subsection (b) above, a Sonobuoy Product Line Participant shall have a nonforfeitable right to his or her entire Account, including the Participant's Matching Contribution Account (to the extent applicable). For purposes of this subsection (c), a "Sonobuoy Product Line Participant" shall mean a Participant who immediately prior to December 18, 1998 was an Employee of the Company's Sonobuoy Product Line Division and who, on such date, became an employee of Undersea Sensor Systems, Inc. in connection with its acquisition of certain assets used in the Company's Sonobuoy Product Line Division. The Sonobuoy Product Line Participants shall no longer be eligible to participate in the Plan on or after December 18, 1998.

                  (d) Notwithstanding subsection (b) above, a Participant shall have a nonforfeitable right to any dividends paid on Common Stock and Raytheon Company Class A common stock after December 31, 2000, with respect to which the Participant was provided an election in accordance with section 404(k)(2)(A)(iii) of the Code and section 8.13 of this Plan. Such dividends shall be nonforfeitable without regard to whether the Participant has a nonforfeitable right to the Common Stock and Raytheon Company Class A common stock with respect to which the dividend is paid.

                  (e) For purposes of this section 6.2, all Hours of Service as a Leased Employee, if any, shall be taken into account for purposes of determining a Participant's nonforfeitable right to his or her Matching Contribution Account, even though Leased Employees are not eligible to participate in the Plan.

         6.3      Forfeitures.

                  (a) In the event that a Participant incurs a Severance from Service before attaining a nonforfeitable right to his or her entire Account, the portion of the Account that is forfeitable will be forfeited as of the first day of the month immediately following the earliest of: (i) the date on which the Participant incurs a Period of Severance of five (5) consecutive years; (ii) death; or (iii) the date on which the Participant's Elective Deferral Account is distributed in accordance with ARTICLE VIII. Forfeitures will be used to reduce future contributions of the Adopting Employers to the Plan.

                  (b) If, in connection with his or her Severance from Service, a Participant received a distribution of a portion of his or her entire Account when he or she did not have a nonforfeitable right to his or her entire Account, the portion of his or her Account that was forfeited, unadjusted by any subsequent gains or losses, shall be restored if he or she again becomes an Employee before incurring a Period of Severance of five (5) consecutive years.

         6.4      Break in Service Rules

                  (a) Periods of Service. In determining the length of a Period of Service, the Administrator shall include all Periods of Service, except the following Periods of Service shall not be taken into account:

                     (1) in the case of a Participant who has never had a vested account balance, the Period of Service before any Period of Severance which equals or exceeds five (5) consecutive years; and

                     (2) in the case of a Participant who has had a vested account balance and who has incurred a Period of Severance which equals or exceeds five (5) years, the Period of Service after such Period of Severance shall not be taken into account for purposes of determining the nonforfeitable interest of such Participant in the Matching Contributions allocated to his or her Account before such Period of Severance.

              (b) Periods of Severance. In determining the length of a Period of Service, the Administrator shall include any period of time beginning on an Employee's Severance from Service Date and ending on the date on which he or she is next credited with an Hour of Service, provided that such Hour of Service is credited within the twelve- (12) consecutive month period following such Severance from Service Date.

              (c) Other Periods. In making the determinations described in subsections (a) and (b) of this section, the second, third, and fourth consecutive years of a Layoff (from the first anniversary of the last day paid to the fourth anniversary of the last day paid) and any period in excess of one
(1) year of an Authorized Leave of Absence shall be regarded as neither a Period of Service nor a Period of Severance.

                                   ARTICLE VII

                             In-Service Withdrawals


       7.1    Elective Deferrals and Qualified Nonelective Contributions.

              (a) Subject to the terms and conditions prescribed in section 7.6, a Participant may withdraw all or a portion of his or her Elective Deferral Account or Qualified Nonelective Contribution Account either (1) on or after attainment of age fifty-nine and one-half (59 1/2), or (2) in the event of a hardship.

              (b) In order to be entitled to a hardship withdrawal under this section, a Participant must satisfy the requirements of both subsection (c) and subsection (d). Whether a Participant is entitled to a withdrawal under this section is to be determined by the Administrator in accordance with nondiscriminatory and objective standards.

              (c) (1) A Participant will be deemed to have experienced an immediate and heavy financial need necessary to satisfy the requirements of this subsection if the withdrawal is on account of:

                            (A)    medical expenses described in section 213(d)
of the Code incurred by the Participant, the Participant's spouse or any dependents of the Participant;

                            (B)    the purchase (excluding mortgage payments) of
a principal residence of the Participant;

                            (C)    payment of tuition for the next twelve (12)
months of post-secondary education for the Participant or his or her spouse, children or dependents; or

                            (D)    the need to prevent the eviction of the
Participant from his or her principal residence or the foreclosure on the mortgage of the Participant's principal residence.

              (d) (1) A withdrawal under this subsection will be deemed necessary to satisfy an immediate and heavy financial need of the Participant if it satisfies the requirements of this subsection. To the extent the amount of the withdrawal would be in excess of the amount required to relieve the financial need of the Participant or to the extent such need may be satisfied from other resources that are reasonably available to the Participant, such withdrawal shall not satisfy the requirements of this subsection. For purposes of this subsection, a Participant's resources shall be deemed to include those assets of his or her spouse or minor children that are reasonably available to the Participant.

             (2) A withdrawal may be treated as necessary to satisfy a financial need if the Administrator reasonably relies upon the Participant's representation that the need cannot be relieved:

                 (A) through reimbursement or compensation by insurance or otherwise;

                 (B) by reasonable liquidation of the Participant's assets to the extent such liquidation would not itself cause an immediate and heavy financial need;

                 (C) by cessation of Elective Deferrals under the Plan for at least twelve (12) months after receipt of the hardship withdrawal; or

                 (D) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Adopting Employers or by any other employer or by borrowing from commercial sources on reasonable commercial terms.

         (e) If a Participant receives a withdrawal for reasons of financial hardship, the Participant's Elective Deferrals shall be reduced to four percent (4%) (or such lower percentage as the Participant shall thereafter designate), if in excess thereof as of the date of the distribution, and shall not be increased (i) for distributions before January 1, 2001, during the twelve (12) months immediately subsequent to the date of distribution; (ii) for distributions after December 31, 2000 and before January 1, 2002, during the six
(6) months immediately subsequent to the date of distribution, or until January 1, 2002, if later; and (iii) for distributions after December 31, 2001, during the six (6) months immediately subsequent to the date of distribution.

     7.2 Employee After-Tax Contributions. Subject to the terms and conditions prescribed in section 7.6, a Participant may withdraw all or a portion of his or her Employee After-Tax Contribution Account.

     7.3 Matching Contributions and Employer Contributions. Subject to the terms and conditions prescribed in section 7.6, a Participant may withdraw all or a portion of his or her Matching Contribution Account or Employer Contribution Account either (1) on or after attainment of age fifty-nine and one-half (59 1/2), or (2) after completion of a Period of Participation of five (5) years or more.

     7.4 Rollover Contributions. Subject to the terms and conditions prescribed in section 7.6, a Participant may withdraw all or a portion of his or her Rollover Contribution Account.

     7.5 ESOP Contributions. Subject to the terms and conditions prescribed in section 7.6, a Participant may withdraw all or a portion of his or her ESOP Contribution Account on or after attainment of age fifty-nine and one-half (59 1/2).

     7.6 General Terms and Conditions. All in-service withdrawals are subject to the following terms and conditions:

         (a) In-service withdrawals will not be permitted if they are less than
(i) before January 1, 2002 five hundred dollars ($500), and (ii) after December 31, 2001 two hundred and fifty dollars ($250).

         (b) In determining the amount of any in-service withdrawal, the Participant's Account shall be valued as of the close of business on the Trade Day on which notice is received; provided, however, that in any case where the notice is received after 4:00 p.m. Eastern Time (daylight or standard, whichever is in effect on the date of the call), the Account shall be valued as of the close of business on the next Trade Day.

         (c) Payment of the amount withdrawn will be made as soon as administratively feasible after the effective date of the withdrawal.

         (d) In-service withdrawals from a Participant's Account will generally be made in cash. However, in-service withdrawals from Accounts invested in Common Stock, General Motors Class H common stock or Raytheon Company Class A common stock will be made in cash or stock (with cash for fractional or unissued shares) as elected by the Participant.

         (e) Funds for in-service withdrawals will be taken on a pro-rata basis against the Participant's investment balances in his or her Account.

         (f) In-service withdrawals may not be redeposited in the Plan.

         (g) The Administrator may adopt such other rules and procedures as it deems necessary, in its sole discretion, to properly administer the in-service withdrawal provisions in this ARTICLE.

                                  ARTICLE VIII

                            Distribution of Benefits

     8.1   General.

           (a) Except as otherwise provided in Exhibit B to this Plan (or otherwise required by section 4.8(b)), all benefits payable under this Plan shall be paid in the manner and at the times specified in this ARTICLE.

           (b) All payment methods and distributions shall comply with the requirements of sections 401(a)(4) and 401(a)(9) of the Code and the regulations thereunder and, if necessary, shall be interpreted to so comply. All distributions shall comply with the incidental death benefit requirement of section 401(a)(9)(G) of the Code. Distributions shall comply with the regulations under section 401(a)(9) of the Code, including Treas. Reg. ss.1.401(a)(9)-2. The provisions of the Plan reflecting section 401(a)(9) of the Code override any distribution provisions in the Plan inconsistent with section 401(a)(9) of the Code.

     8.2   Commencement of Benefits.

           (a) A Participant (or Beneficiary) shall be entitled to a distribution of the nonforfeitable portion of his or her Account upon Severance from Service (or if earlier, an event described in subsections (e)(3), (4) and (5)).

           (b) Except as otherwise provided in this section 8.2, payment of benefits to a Participant (or Beneficiary) shall commence within a reasonable period of time following the Participant's Severance from Service (or if earlier, an event described in subsections (e)(1), (3), (4) and (5)).

           (c) If the value of the nonforfeitable portion of the Participant's Account exceeds the maximum amount prescribed in section 411(a)(11) of the Code, then payment to the Participant shall not commence without the Participant's written consent, except as otherwise required by Section 8.2(f). Such written consent must be obtained no more than ninety (90) days before the commencement of the distribution. For distributions made after December 31, 2001, the value of the nonforfeitable portion of the Participant's Account shall be determined without regard to that portion of the Account that is attributable to rollover contributions (and the earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the
Code. Notwithstanding the preceding provisions of this subsection (c), all distributions to a Participant's Beneficiary shall commence within a reasonable period of time following the Participant's death (no consent of the Beneficiary is required).

     (d) Unless a Participant elects otherwise, distribution to the Participant shall commence no later than sixty (60) days after the close of the Plan Year in which the latest of the following events occurs:

         (1) attainment by the Participant of Normal Retirement Age;

         (2) the tenth (10th) anniversary of the date on which Participant commenced participation in the Plan; or

         (3) Participant's Severance from Service.

     (e) Distribution of the nonforfeitable portion of a Participant's Account shall generally commence in accordance with the general provisions of this section 8.2, but in no event before the earliest of the following events:

         (1) For distributions before January 1, 2002, the Participant's separation from service within the meaning of section 401(k)(2)(B)(i)(I) of the Code (as then effective). For distributions after December 31, 2001, the Participant's severance from employment within the meaning of section 401(k)(2)(B)(i)(I) of the Code (as then effective). The "severance from employment" standard effective after December 31, 2001 shall apply to any distributions after such date regardless of when the severance from employment occurred.

         (2) The Participant's attainment of age fifty-nine and one-half
(59-1/2).

         (3) The termination of the Plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan).

         (4) For distributions before January 1, 2002, the disposition of substantially all of the assets used by the Employer in a trade or business of the Employer, but only with respect to an Employee who continues employment with the entity acquiring such assets.

         (5) For distributions before January 1, 2002, the disposition of the Employer's interest in a subsidiary, but only with respect to an Employee who continues employment with such subsidiary.

     (f) A Participant who has attained age seventy and one-half (70 1/2) and is subject to the mandatory distribution requirements of section 401(a)(9) of the Code shall receive a lump sum distribution of his or her entire Account at the time distributions must commence in order to comply with such requirements. If additional amounts are allocated to such Participant's Account following such lump sum distribution, additional lump sum distributions of his or her entire Account shall be made at such times any mandatory distributions are required to comply with section 401(a)(9) of the Code. Such payments shall be made notwithstanding any contrary provisions of the Plan or election made by such Participant.

          (g) If a Participant dies before the time when distribution is considered to have commenced in accordance with applicable regulations, then any remaining nonforfeitable portion of the Participant's Account shall be distributed within five (5) years after the Participant's death. If a distribution is considered to have commenced in accordance with the applicable regulations before the Participant's death, the remaining nonforfeitable portion of the Participant's Account shall be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

     8.3  Form of Distribution.

          (a) Distributions under the Plan shall be made only in the form of a single, lump-sum payment of the entire nonforfeitable portion of the Participant's Account. Notwithstanding the preceding sentence, during the period beginning January 1, 1999 and ending September 30, 1999, Participants who are otherwise entitled to receive a distribution under the Plan may elect to receive separate, lump-sum payments of the nonforfeitable portion of the Participant's ESOP Contribution Account and the nonforfeitable portion of the Participant's remaining Account.

          (b) Distribution of the nonforfeitable portion of the Participant's Account that is invested in Common Stock, Raytheon Company Class A common stock (if any) or General Motors Class H common stock (if any) shall be made in cash or in-kind, at the election of the Participant (or Beneficiary). All other distributions under the Plan shall be made in cash (or cash equivalent) except to the extent that a Participant requests that the distribution be made in the form of Common Stock.

     8.4 Determination of Amount of Distribution. In determining the amount of any distribution hereunder, the nonforfeitable portion of a Participant's Account shall be valued as of the close of business on the Trade Day on which notice is received; provided, however, that in any case where the telephone notice is received after 4:00 p.m. Eastern Time (daylight or standard, whichever is in effect on the date of the call), the Account shall be valued as of the close of business on the next Trade Day.

     8.5  Direct Rollovers.

          (a) A Participant may elect that all or any portion of a distribution that would otherwise be paid as an Eligible Rollover Distribution shall instead be transferred as a Direct Rollover.

          (b) The Administrator shall determine and apply rules and procedures as it deems reasonable with respect to Direct Rollovers. The Administrator may change such rules and procedures from time to time and shall not be bound by any previous rules and procedures it has applied.

     (c) The following terms shall have the meanings specified:

         (1) Direct Rollover. An available distribution that is paid directly to an Eligible Retirement Plan for the benefit of the distributee.

         (2) Distributee. A Participant or former Participant. In addition, the Participant's or former Participant's Surviving Spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         (3) Eligible Retirement Plan. An individual retirement account described in section 408(a) of the Code, an individual retirement annuity (other than an endowment contract) described in section 408(b) of the Code, a qualified trust described in section 401(a) of the Code if such qualified trust is part of a plan that permits acceptance of Direct Rollovers or an annuity plan described in section 403(a) of the Code. In the case of a Direct Rollover for the benefit of the spouse or former spouse of a Participant, the term "Eligible Retirement Plan" shall only include an individual retirement account described in section 408(a) of the Code and an individual retirement annuity (other than an endowment contract) described in section 408(b) of the Code. Notwithstanding the preceding provisions of this subsection (3), for distributions made after December 31, 2001, the following modifications shall apply: (1) the term "Eligible Retirement Plan" shall also include an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan; and (2) in the case of a Direct Rollover for the benefit of the surviving spouse of a Participant, or a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, the term "Eligible Retirement Plan" shall include all of the plans and arrangements otherwise described in this subsection (3).

         (4) Eligible Rollover Distribution. Any distribution under the Plan to a Participant, a Participant's spouse or a Participant's former spouse, except for the following:

             (A) Any distribution to the extent the distribution is required under section 401(a)(9) of the Code.

             (B) The portion of any distribution that is not includable in gross income (determinedwithout regard to the exclusion for net unrealized appreciation described in section 402(e)(4) of the Code). Notwithstanding the preceding sentence, for distributions made after December 31, 2001, the term "Eligible Rollover Distribution" shall include the portion of a distribution that consists of after-tax employee contributions which are not includable in gross income; provided, that such after-tax employee contributions can only be transferred to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable.

             (C) Returns of elective deferrals described in Treas.Reg.(S).1.415-6(b)(6)(iv) that are returned as a result of the limitations under section 415 of the Code.

             (D) Corrective distributions of excess contributions and excess deferrals under qualified cash or deferred arrangements as described in Treas. Reg.(S).1.401(k)-1(f)(4) and(S).1.402(g)-1(e)(3), respectively, and corrective distributions of excess aggregate contributions as described in Treas. Reg.(S).1.401(m)-1(e)(3), together with the income allocable to these corrective distributions.

             (E) Loans treated as distributions under section 72(p) of the Code and not excepted by section 72(p)(2) of the Code.

             (F) Loans in default that are deemed distributions.

             (G) Dividends paid on employer securities as described in section 404(k) of the Code.

             (H) The costs of life insurance coverage.

             (I) For distributions before January 1, 2002, any hardship distribution described in section 401(k)(2)(B)(i)(IV); and for distributions after December 31, 2001, any distribution which is made upon hardship of the Participant.

             (J) Similar items designated by the Internal Revenue Service in revenue rulings, notices, and other guidance of general applicability.

     8.6 Notice and Payment Elections.

         (a) The Administrator shall provide Participants or other Distributees of Eligible Rollover Distributions with a written notice designed to comply with the requirements of section 402(f) of the Code. Such notice shall be provided within a reasonable period of time before making an Eligible Rollover Distribution.

         (b) Any elections concerning the payment of benefits under this ARTICLE shall be made on a form prescribed by the Administrator. The Participant or other Distributee shall submit a completed form to the Administrator at least thirty (30) days before payment is scheduled to commence, unless the Administrator agrees to a shorter time period. Any election made under this section shall be revocable until thirty (30) days before payment is scheduled to commence.

            (c) An election to have payment made in a Direct Rollover shall only be valid if the Participant or other Distributee provides adequate information to the Administrator for the implementation of such Direct Rollover and such reasonable verification as the Administrator may require that the transferee is an Eligible Retirement Plan.

            8.7 Qualified Domestic Relations Orders.

                (a) Notwithstanding any contrary provision of the Plan, payments shall be made in accordance with any judgment, decree or order determined to be a Qualified Domestic Relations Order.

                (b) (1) If the Plan receives a Domestic Relations Order, the Administrator shall promptly notify the Participant and each Alternate Payee of the receipt of such order and of the Plan's procedures for determining whether such order is a Qualified Domestic Relations Order. The Administrator shall, within a reasonable period after receipt of such order, determine whether it is a Qualified Domestic Relations Order and notify the Participant and each Alternate Payee of that determination.

                    (2) During any period in which the issue of whether a Domestic Relations Order is a Qualified Domestic Relations Order is being determined, the Administrator shall separately account for the amounts that would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order.

                (c) (1) A Domestic Relations Order meets the requirements of this subsection only if such order clearly specifies the following:

                        (A) the name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

                        (B) the amount or the percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee or the manner in which such amount or percentage is to be determined;

                        (C) the number of payments or period to which such order applies; and

                        (D) each plan to which such order applies.

                    (2) A Domestic Relations Order meets the requirements of this subsection only if such order does not:

                        (A) require the Plan to provide any type or form of benefit or any option not otherwise provided under the Plan;

                        (B) require the Plan to provide increased benefits (determined on the basis of actuarial value); and

                        (C) does not require the payment of benefits to an Alternate Payee that is required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

             (d) A domestic relations order shall not be treated as failing to meet the requirements of section 8.7(c)(2)(A) solely because such order requires that payment of benefits be made to an Alternate Payee:

                    (1) in the case of any payment before a Participant has separated from service, on or after the date on which the Participant attains (or would have attained) the Earliest Retirement Date;

                    (2) as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued and not taking into account the present value of any employer subsidy for early retirement); and

                    (3) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a qualified joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

             (e) A domestic relations order shall not be treated as failing to meet the requirements of section 8.7(c)(2)(A) solely because such order requires that payment of benefits be made to an Alternate Payee at a date before the Participant is entitled to receive a distribution. Such distribution shall be made to such Alternate Payee notwithstanding any contrary provision of the Plan.

             (f)    The following terms shall have the meanings specified:

                    (1) Alternate Payee. Any spouse, former spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to benefits under the Plan with respect to such Participant.

                    (2) Domestic Relations Order. A judgment, decree or order relating to child support, alimony or marital property rights, as defined in section 414(p)(1)(B) of the Code.

                    (3) Earliest Retirement Date. The earlier of:

                        (A) the date on which the Participant is entitled to a distribution under the Plan; or

                        (B)  the later of:

                             (i)     the date the Participant attains age fifty
(50); or

                             (ii)    the earliest date on which the Participant
could begin receiving benefits under the Plan if the Participant separated from service.

                    (4) Qualified Domestic Relations Order. A Domestic Relations Order that satisfies the requirements of subsection (c) and section 414(p)(1)(A) of the Code.

                (g) If an Alternate Payee entitled to payment under this section is the spouse or former spouse of a Participant and payment will otherwise be made in an Eligible Rollover Distribution, then such spouse or former spouse may elect that all, or any portion, of such payment shall instead be transferred as a Direct Rollover. Such Direct Rollover shall be governed by the requirements of section 8.5.

                (h) If a Domestic Relations Order directs that payment be made to an Alternate Payee before the Participant's Earliest Retirement Date and such Domestic Relations Order otherwise qualifies as a Qualified Domestic Relations Order, then the Domestic Relations Order shall be treated as a Qualified Domestic Relations Order and such payment shall be made to the Alternate Payee, even though the Participant is not entitled to receive a distribution under the Plan because he or she continues to be an Employee of the Employer.

                (i) This section shall be interpreted and administered in accordance with section 414(p) of the Code.

                (j) Effective on and after February 1, 2001, except as otherwise provided in a Qualified Domestic Relations Order, all distributions to an Alternate Payee shall commence within a reasonable period of time following the determination that the Domestic Relations Order is a Qualified Domestic Relations Order.

       8.8      Designation of Beneficiary.

                (a) A Participant may designate a Beneficiary (including successive or contingent Beneficiaries) in accordance with this section 8.8. Such designation shall be on a form prescribed by the Administrator, may include successive or contingent Beneficiaries, shall be effective upon receipt by the Administrator and shall comply with such additional conditions and requirements as the Administrator shall prescribe. The interest of any person as Beneficiary shall automatically cease on his or her death and any further payments from the Plan shall be made to the next successive or contingent Beneficiary.

         (b) A Participant may change his or her Beneficiary designation from time to time, without the consent or knowledge of any previously designated Beneficiary, by filing a new Beneficiary designation form with the Administrator in accordance with subsection (a).

         (c) If a Participant dies without a designated Beneficiary surviving, the person or persons in the following class of successive beneficiaries surviving, any testamentary devise or bequest to the contrary notwithstanding, shall be deemed to be the Participant's Beneficiary: the Participant's (1) spouse, (2) children and issue of deceased children by right of representation,
(3) parents, (4) brothers and sisters and issue of deceased brothers and sisters by right of representation, or (5) executors or administrators. If no Beneficiary can be located during a period of seven (7) years from the date of death, the Participant's Account shall be treated in the same manner as a forfeiture under section 6.3(a).

         (d) Notwithstanding the foregoing provisions of this section, if a Participant is married at the time of his or her death, such Participant shall be deemed to have designated his or her surviving spouse as Beneficiary, unless such Participant has filed a Beneficiary designation under subsection (a) and such spouse has consented in writing to the election (acknowledging the effect of the election and specifically acknowledging the nonspouse Beneficiary) and such consent was witnessed by either the Administrator (or its delegate) or a notary public. Such consent shall not be required if the Participant does not have a spouse or the spouse cannot be located. Such consent shall not be required if the Participant is legally separated from his or her spouse or the Participant has been abandoned (under applicable local law) and the Participant has a court order to such effect, unless a Qualified Domestic Relations Order provides otherwise. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

    8.9  Lost Participant or Beneficiary.

         (a) All Participants and Beneficiaries shall have the obligation to keep the Administrator informed of their current address until such time as all benefits due have been paid.

         (b) If any amount is payable to a Participant or Beneficiary who cannot be located to receive such payment, such amount may, at the discretion of the Administrator, be forfeited; provided, however, that if such Participant or Beneficiary subsequently claims the forfeited amount, it shall be reinstated and paid to such Participant or Beneficiary. Such reinstatement may, in the Administrator's sole discretion, be made from contributions by one or more Adopting Employers, forfeitures or Trust earnings, and shall be treated as a special allocation that supersedes the normal allocation rules.

         (c) If the Administrator has not, after due diligence, located a Participant or Beneficiary who is entitled to payment within three (3) years after the Participant's Severance from Service, then, at the discretion of the Administrator, such person may be presumed deceased for purposes of this Plan. Any such presumption of death shall be final, conclusive and binding on all parties.

    8.10 Payments to Incompetents. If a Participant or Beneficiary entitled to receive any benefits hereunder is adjudicated to be legally incapable of giving valid receipt and discharge for such benefits, the benefits may be paid to the duly authorized personal representative of such Participant or Beneficiary.

    8.11 Offsets. Any transfers or payments made from a Participant's Account to a person other than the Participant pursuant to the provisions of this Plan shall reduce the Participant's Account and offset any amounts otherwise due to such Participant. Such transfers or payments shall not be considered a forfeiture for purposes of the Plan.

    8.12 Income Tax Withholding. To the extent required by section 3405 of the Code, distributions and withdrawals from the Plan shall be subject to federal income tax withholding.

    8.13 Common Stock Dividend Distributions. In accordance with section 404(k) of the Code, effective on and after August 1, 2000, cash dividends on Common Stock and Raytheon Company Class A common stock may be distributed to Participants and Beneficiaries no later than ninety (90) days after the close of the Plan Year in which the dividends are paid. With respect to any dividends paid after July 31, 2000 and before January 1, 2002, the dividends shall be distributed to those Participants who elect to have such dividends distributed. With respect to any dividends paid after December 31, 2001, and any dividends paid during calendar year 2001 which a Participant did not elect to have distributed in 2001, each Participant shall be provided with an election under section 404(k)(2)(A)(iii) of the Code, as amended by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), that is intended to permit such dividends to qualify as "applicable dividends" under section 404(k)(2) of the Code, as amended by EGTRRA, for taxable years of the Company beginning on or after January 1, 2002.

    8.14 Put Option and Restrictions on Common Stock.

         (a) Any Common Stock or Raytheon Company Class A common stock (collectively referred to in this section 8.14 as "common stock") distributed under this Plan shall be subject to a put option if the common stock, at the time of distribution, is not then readily tradable on an established market, as defined for purposes of section 409(h) of the Code. The put option shall permit the common stock to be put to the Company at its fair market value. The put option shall be exercisable at any time during the sixty (60) day period commencing on the date of distribution of the common stock. If the distributee does not exercise the put option within such sixty (60) day period, the put option will temporarily lapse. After the close of the Company's taxable year in which such temporary lapse occurs and following a determination of the fair market value of such common stock as of the end of that taxable year, the Company shall notify the distributee of such fair market value. The distributee shall then have the right to exercise the put option at any time during the sixty (60) day period following such notice. If the distributee does not then exercise the put option, such common stock will cease to be subject to the put option. Payment upon exercise of the put option shall be made or commence no later than thirty (30) days after exercise and, in the discretion of the Company, shall be in a lump sum or in substantially equal periodic installments (not less frequently than annually) which shall extend over a period not to exceed five (5) years from the date of exercise, with interest at a reasonable rate, determined by the Company, on the unpaid balance; provided, however, that if the common stock was not part of a distribution of the entire Account of the Participant within one taxable year of the recipient, payment must be made in a lump sum. If payment upon exercise of the put option is to be made by the Company in installments, the Company shall deliver to the distributee its promissory note which provides to the distributee the right to require full payment if the Company defaults in the payment of a scheduled installment. The Company shall also deliver to the distributee adequate security for the outstanding amount of the promissory note.

         (b) Except as provided in subsection (a) or as otherwise required by law, no common stock acquired with the proceeds of an Acquisition Loan may be subject to a put, call or other option, or buy-sell or similar arrangements, while held by or when distributed from the Plan.

         (c) The provisions of this section 8.14 are nonterminable, and shall continue notwithstanding the repayment of any Acquisition Loan the proceeds of which were used to acquire common stock and notwithstanding the fact that the Plan ceases to be an employee stock ownership plan.

                                   ARTICLE IX

                                      Loans

    9.1 Availability of Loans. Participants may borrow against all or a portion of the nonforfeitable balance in the Participant's Account, subject to the limitations set forth in this ARTICLE. Loans will be made available to all Participants on a reasonably equivalent basis and will not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees. Participants who have incurred a Severance from Service will not be eligible for a Plan loan. Notwithstanding the preceding sentence, a Participant who is not entitled to a distribution of the entire nonforfeitable portion of his or her Account because of the qualified plan distribution rules applicable to the Plan and who either (i) transferred employment directly from the Employer to Computer Sciences Corporation or Tyco International (or one of their affiliates), or (ii) experienced a Severance from Service (or is otherwise no longer an Employee of an Employer) on or after January 1, 2001, will remain eligible for a Plan loan until the Participant becomes entitled to a distribution of the entire nonforfeitable portion of his or her Account under such rules, as determined in the sole discretion of the Administrator.

    9.2 Minimum Amount of Loan. No loan of less than five hundred dollars ($500) will be permitted.

    9.3 Maximum Amount of Loan. No loan in excess of fifty percent (50%) of the Participant's nonforfeitable Account balance will be permitted. In addition, limits imposed by the Internal Revenue Code and any other requirements of applicable statute or regulation will be applied. Under the current requirements of the Internal Revenue Code, a loan cannot exceed the lesser of one-half (1/2) of the value of the Participant's nonforfeitable Account balance or fifty thousand dollars ($50,000) reduced by the excess of (a) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan was made over (b) the outstanding balance of loans from the Plan on the date on which such loan was made.

    9.4 Effective Date of Loans. Loans will be effective as specified in the Administrator's rules then in effect.

    9.5 Repayment Schedule. The Participant may select a repayment schedule of one, two, three, four or five (1, 2, 3, 4 or 5) years. If the loan is used to acquire any dwelling which, within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Participant, the repayment period may be extended up to fifteen (15) years at the election of the Participant. All repayments will be made through payroll deductions in accordance with the loan agreement executed at the time the loan is made, except that, in the event of the sale of all or a portion of the business of the Employer or one of the Adopting Employers, or other unusual circumstances, the Administrator, through uniform and equitable rules, may establish other means of repayment. The loan agreement will permit repayment of the entire outstanding balance in one lump-sum and the repayment of any portion of the outstanding balance at any time (with appropriate adjustment to the remaining payment schedule as determined by the Administrator, in its sole discretion, on a uniform and nondiscriminatory basis). The repayment schedule shall provide for substantially level amortization of the loan. Loan repayments will be suspended under this Plan as permitted under section 414(u) of the Code and as required to comply with an order issued in a bankruptcy proceeding.

    9.6 Limit on Number of Loans. Except as otherwise provided herein, no more than two (2) loans may be outstanding at any time. If a Participant has more than two (2) loans outstanding on account of a transfer of assets from another plan in accordance with section 4.8, the Participant may not obtain a new loan until he or she has less than two (2) loans outstanding. The Administrator may, notwithstanding the foregoing provisions, alter the requirements of this Section 9.6, or Sections 9.2 or 9.5.

    9.7 Interest Rate. The interest rate for a loan pursuant to this ARTICLE will be equal to the prime rate published in The Wall Street Journal on the first business day in each calendar quarter and such rate will apply to loans which are made at any time during each respective calendar quarter.

    9.8 Effect Upon Participant's Account. Upon the granting of a loan to a Participant by the Administrator, the allocations in the Participant's Account to the respective investment funds will be reduced on a pro rata basis and replaced by the loan balance which will be designated as an asset in the Account. Such reduction shall be effected by reducing the Participant's Account in the following sequence, with no reduction of the succeeding Accounts until prior Accounts have been exhausted by the loan: Matching Contribution Account; Elective Deferral Account; ESOP Contribution Account, Rollover Contribution Account; and Employee After-Tax Contribution Account. Upon repayment of the principal and interest, the loan balance will be reduced, the Participant Accounts will be increased in the reverse order in which they were exhausted by the loan, and the loan payments will be allocated to the respective investment funds in accordance with the investment election then in effect.

     9.9  Effect of Severance From Service and Nonpayment.

          (a) In the event that a loan remains outstanding upon the Severance from Service of a Participant, the Participant will be given the option of continuing to repay the outstanding loan. If, as a result of layoff or Authorized Leave of Absence, a Participant, although still in a Period of Service, is not being compensated through the Employer's payroll system or receives a net amount of compensation after income and employment tax withholding that is less than the amount of the required loan installments, loan payments will be suspended until the earliest of the first pay date after the Participant returns to active employment with the Employer, the Participant's Severance from Service Date, or the expiration of twelve (12) months from the date of the suspension. In the event the Participant does not return to active employment with the Employer or, if earlier, the expiration of the twelve (12) month period beginning with the date of suspension, the Participant will be given the option of continuing to repay the outstanding loan.

          (b) Except as otherwise provided herein, if required payments on an outstanding loan are not made when due, the loan shall be treated as in default and the amount of the unpaid principal and accrued interest shall be deducted from the Participant's Account and reported as a distribution. However, a loan will not be treated as in default until the end of the calendar quarter following the calendar quarter in which the required loan payment was due (the "cure period"). If a Participant makes the required loan payment before the expiration of the cure period, the loan will not be considered in default with respect to such loan payment. Notwithstanding the preceding sentences of this subsection (b), if a Participant, who is still in a Period of Service and is being compensated through the Employer's payroll system, has loan repayments suspended for more than ninety (90) days pursuant to an order issued in a bankruptcy proceeding, the amount of the unpaid principal and accrued interest will be deducted from the Participant's Account and reported as a distribution. In no event, however, shall the portion of a loan attributable to a Participant's Elective Deferral Account be deducted earlier than the date on which the Participant experiences a distributable event prescribed in section 401(k)(2)(B)(i) of the Code.

                                    ARTICLE X

                      Contribution and Benefit Limitations

     10.1 Contribution Limits.

          (a) For Limitation Years beginning after December 31, 2001, the Annual Additions that may be allocated to a Participant's Account for any Limitation Year shall not exceed the lesser of:

              (1)  forty thousand dollars ($40,000); or

              (2) one hundred percent (100%) of the Participant's Compensation for that Limitation Year.

          (b) For Limitation Years beginning before January 1, 2002, the Annual Additions that may be allocated to a Participant's Account for any Limitation Year shall not exceed the lesser of:

              (1) thirty thousand dollars ($30,000); or

              (2) twenty-five percent (25%) of the Participant's Compensation for that Limitation Year.

          (c) If the Employer maintains any other Defined Contribution Plans then the limitations specified in this section shall be computed with reference to the aggregate Annual Additions for each Participant from all such Defined Contribution Plans.

          (d) If the Annual Additions for a Participant would exceed the limits specified in this section, then the Annual Additions under this Plan for that Participant shall be reduced to the extent necessary to prevent such limits from being exceeded. Such reduction shall be made in accordance with section 10.3.

     10.2 Annual Adjustments to Limits. The dollar limitation for Annual Additions shall be adjusted for cost-of-living to the extent permitted under section 415(d) of the Code.

     10.3 Excess Amounts.

          (a) The foregoing limits shall be limits on the allocation that may be made to a Participant's Account in any Limitation Year. If an excess Annual Addition would otherwise result from an allocation of forfeitures, reasonable errors in determining Compensation or other comparable reasons, then the Administrator may take any (or all) of the following steps to prevent the excess Annual Additions from being allocated:

              (1) return any contributions from the Participant, as long as such return is nondiscriminatory;

              (2) hold the excess amounts unallocated in a suspense account and apply the balance of the suspense account against Matching, ESOP, Qualified Nonelective or Employer Contributions for that Participant made in succeeding years;

              (3) hold the excess amounts unallocated in a suspense account and apply the balance of the suspense account against succeeding year Matching, ESOP, Qualified Nonelective or Employer Contributions;

              (4) reallocate the excess amounts to other Participants.

          (b) Any suspense account established under this section shall not be credited with income or loss unless otherwise directed by the Administrator. If a suspense account under this section is to be applied in a subsequent Limitation Year, then the amounts in the suspense account shall be applied before any Annual Additions (other than forfeitures) are made for such Limitation Year.

     10.4 Definitions.

          (a) The following terms shall have the meanings specified:

              (1) Annual Addition. The sum for any Limitation Year of additions (not including Rollover Contributions) to a Participant's Account as a result of:

                  (A) Employer contributions (including Matching Contributions, ESOP Contributions, Employer Contributions, Qualified Nonelective Contributions and Elective Deferrals);

                  (B) Employee contributions;

                  (C) forfeitures; and

                  (D) amounts described in Code sections 415(l)(1) and 419A(d)
(2).

              (2) Defined Contribution Plan. A plan qualified under section 401(a) of the Code that provides an individual account for each Participant and benefits based solely on the amount contributed to the Participant's Account, plus any income, expenses, gains and losses, and forfeitures of other Participants which may be allocated to such Participant's account.

              (3) Limitation Year. The Plan Year, until the Employer adopts a different Limitation Year.

                                   ARTICLE XI

                                 Top-Heavy Rules

     11.1 General. This ARTICLE shall only be applicable if the Plan becomes a Top-Heavy Plan under section 416 of the Code. If the Plan does not become a Top-Heavy Plan, then none of the provisions of this ARTICLE shall be operative. The provisions of this ARTICLE shall be interpreted and applied in a manner consistent with the requirements of section 416 of the Code and the regulations thereunder.

     11.2 Vesting.

          (a) If the Plan becomes a Top-Heavy Plan, then amounts in a Participant's Account attributable to Matching and ESOP Contributions shall be vested in accordance with this section, in lieu of ARTICLE VI, to the extent this section produces a greater degree of vesting. This section shall only apply to Participants who have at least an Hour of Service after the Plan becomes a Top-Heavy Plan.

          (b) If applicable, amounts in a Participant's Account attributable to Matching and ESOP Contributions shall vest as follows:

                              Years of
                           Top Heavy Service         Vested Percentage
                           -----------------         -----------------
                           Fewer than 3                      0%
                           3 or more                       100%

          (c) If the Plan ceases to be a Top-Heavy Plan then subsection (b) shall no longer be applicable; provided, however, that in no event shall the vested percentage of any Participant be reduced by reason of the Plan ceasing to be a Top-Heavy Plan. Subsection (b) shall nevertheless continue to apply for any Participant who was previously covered by it and who has at least three (3) Years of Top-Heavy Service.

     11.3 Minimum Contribution.

          (a) For each Plan Year that the Plan is a Top-Heavy Plan, the Adopting Employers shall make a contribution to be allocated directly to the Account of each Non-Key Employee.

          (b) The amount of the contribution (and forfeitures) required to be contributed and allocated for a Plan Year by this section is three percent (3%) of the Top-Heavy Compensation for that Plan Year of each Non-Key Employee who is both a Participant and an Employee on the last day of the Plan Year for which the contribution is made, with adjustments as provided herein. If the contributions (other than Rollover Contributions) allocated to the Accounts of each Key Employee for a Plan Year are less than three percent (3%) of his or her Top-Heavy Compensation, then the contribution required by the preceding sentence shall be reduced for that Plan Year to the same percentage of Top-Heavy Compensation that was allocated to the Account of the Key Employee whose Account received the greatest allocation of contributions (other than Rollover Contributions) for that Plan Year, when computed as a percentage of Top-Heavy Compensation.

          (c) The contribution required by this section shall be reduced for a Plan Year to the extent of any contributions made and allocated under this Plan (as permitted under section 416 of the Code and the regulations thereunder). In addition, to the extent a Participant participates in any other plans of the Employer for a Plan Year, the contribution required by this section shall be reduced by any contributions allocated or benefits accrued under any such plans. Elective Deferrals shall be treated as if they were contributions for purposes of determining any minimum contributions required under subsection (b). For Plan Years beginning after December 31, 2001, the contribution required by this section shall be reduced to the extent of any matching contributions under this Plan or any other plan of the Employer.

     11.4 Definitions.

          (a) The following terms shall have the meanings specified herein:

              (1) Aggregated Plans.

                  (A) The Plan, any plan that is part of a "required aggregation group" and any plan that is part of a "permissive aggregation group" that the Adopting Employers treat as an Aggregated Plan.

                  (B) The "required aggregation group" consists of each plan of the Adopting Employers in which a Key Employee participates (in the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years) and each other plan of the Adopting Employers which enables any plan of the Adopting Employers in which a Key Employee participates to meet the requirements of section 401(a)(4) or section 410(b) of the Code. Also included in the required aggregation group shall be any terminated plan that covered a Key Employee and was maintained within the five (5) year period ending on the Determination Date.

                  (C) The "permissive aggregation group" consists of any plan not included in the "required aggregation group" if the Aggregated Plan described in subparagraph (A) above would continue to meet the requirements of section 401(a)(4) and 410 of the Code with such additional plan being taken into account.

                         (2) Determination Date. The last day of the preceding
Plan Year, or, in the case of the first plan year of any plan, the last day of such plan year. The computations made on the Determination Date shall utilize information from the immediately preceding Valuation Date.

                         (3) Key Employee.

                             (A) For Plan Years beginning after December 31,
2001,an Employee or former Employee (including any deceased Employee) who at any timeduring the Plan Year that includes the Determination Date was an officer of one of the Adopting Employers having annual Top-Heavy Compensation for the Plan Year greater than one hundred thirty thousand dollars ($130,000) (as adjusted under section 416(i)(l) of the Code for Plan Years beginning after December 31,
2002), a five percent (5%) owner of one of the Adopting Employers, or a one percent (1%) owner of one of the Adopting Employers having annual Top-Heavy Compensation of more than one hundred fifty thousand dollars ($150,000). The determination of who is a Key Employee will be made in accordance with section 416(i)(l) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                             (B) For Plan Years beginning before January 1,
2002, an Employee (or former Employee) who, at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years, is:

                                 (i) An officer of one of the Adopting Employers
with annual Top-Heavy Compensation for the Plan Year greater than fifty percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for the calendar year in which that Plan Year ends;

                                 (ii) one of the ten (10) Employees owning (or
considered as owning under section 318 of the Code) the largest interest in one of the Adopting Employers, who has more than one-half of one percent (.5%) interest in such Adopting Employer, and who has annual Top-Heavy Compensation for the Plan Year at least equal to the maximum dollar limitation under section 415(c)(1)(A) of the Code for the calendar year in which that Plan Year ends;

                                 (iii) a five percent (5%) or greater
shareholder in one of the Adopting Employers; or

                                 (iv) a one percent (1%)shareholder in one of
the Adopting Employers with annual Top-Heavy Compensation from the Adopting Employer of more than one hundred fifty thousand dollars ($150,000).

                           (C) For purposes of paragraphs (3)(B)(iii) and(3)(B)
(iv), the rules of section 414(b), (c) and (m) of the Code shall not apply. Beneficiaries of an Employee shall acquire the character of such Employee and inherited benefits will retain the character of the benefits of the Employee who performed services.
                       (4) Non-Key Employee. Any Employee who is not a Key Employee.

                       (5) Super Top-Heavy Plan. A Top-Heavy Plan in which the sum of the present value of the cumulative accrued benefits and accounts for Key Employees exceeds ninety percent (90%) of the comparable sum determined for all Employees. The foregoing determination shall be made in the same manner as the determination of a Top-Heavy Plan under this section.

                       (6) Top-Heavy Compensation. The term Top-Heavy Compensation shall have the same meaning as the term Compensation has under section 2.13.

                       (7) Top-Heavy Plan. The Plan is a Top-Heavy Plan for a Plan Year if, as of the Determination Date for that Plan Year, the sum of (i) the present value of the cumulative accrued benefits for Key Employees under all Defined Benefit Plans that are Aggregated Plans and (ii) the aggregate of the accounts of Key Employees under all Defined Contribution Plans that are Aggregated Plans exceeds sixty percent (60%) of the comparable sum determined for all Employees. For purposes of determining whether the Plan is top-heavy, a Participant's accrued benefit in a defined benefit plan will be determined under a uniform accrual method which applies in all defined benefit plans maintained by the Employer or, where there is no such method, as if such benefit accrued not more rapidly than the slowest rate of accrual permitted under the fractional rule of section 411(b)(1)(C) of the Code.

                       (8) Years of Top-Heavy Service. The Period of Service with the Adopting Employers that might be counted under section 411(a) of the Code, disregarding all service that may be disregarded under section 411(a)(4) of the Code.

                   (b) The definitions in this section and the provisions of this ARTICLE shall be interpreted in a manner consistent with section 416 of the Code.
            11.5  Special Rules.
                  (a) (1) For Plan Years beginning before January 1, 2002, for purposes of determining the present value of the cumulative accrued benefit for any Participant or the amount of the Account of any Participant, such present value or amount shall be increased by the aggregate distributions made with respect to such Participant under the Plan during the Plan Year that includes the Determination Date and the four (4) preceding Plan Years (if such amounts would otherwise have been omitted).

                    (2) For Plan Years beginning after December 31, 2001, for purposes of determining the present value of the cumulative accrued benefit for any Participant or the amount of the Account of any Participant, such present value or amount shall be increased by the aggregate distributions made with respect to such Participant under the Plan during the one (1) year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this subsection (2) shall be applied by substituting "five
(5) year period" for "one (1) year period."

               (b) (1) In the case of unrelated rollovers and transfers, (i) the plan making the distribution or transfer is to count the distribution as a distribution under section 416(g)(3) of the Code, and (ii) the plan accepting the rollover or transfer is not to consider the rollover or transfer as part of the accrued benefit if such rollover or transfer was accepted after December 31, 1983, but is to consider it as part of the accrued benefit if such rollover or transfer was accepted before January 1, 1984. For this purpose, rollovers and transfers are to be considered unrelated if they are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer.

                    (2) In the case of related rollovers and transfers, the plan making the distribution or transfer is not to count the distribution or transfer under section 416(g)(3) of the Code, and the plan accepting the rollover or transfer counts the rollover or transfer in the present value of the accrued benefits. For this purpose, rollovers and transfers are to be considered related if they are not unrelated under subsection (b)(1).

               (c) If any individual is a Non-Key Employee with respect to any plan for any Plan Year, but such individual was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit for such Employee (and the account of such Employee) shall not be taken into account.

               (d) Beneficiaries of Key Employees and former Key Employees are considered to be Key Employees and Beneficiaries of Non-Key Employees and former Non-Key Employees are considered to be Non-Key Employees.

               (e) (1) For Plan Years beginning before January 1, 2002, the accrued benefit of an Employee who has not performed any service for the Adopting Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date is excluded from the calculation to determine top-heaviness. However, if an Employee performs no services, such Employee's total accrued benefit is included in the calculation for top-heaviness.

                       (2) For Plan Years beginning after December 31, 2001, the accrued benefit of an Employee who has not performed any service for the Adopting Employer maintaining the Plan at any time during the one (1) year period ending on the Determination Date is excluded from the calculation to determine top-heaviness.

               11.6  Adjustment of Limitations.

                    (a) If this section is applicable, then the contribution and benefit limitations in section 10.5 shall be reduced. Such reduction shall be made by modifying section 10.5(a)(2)(A) of the definition of Defined Benefit Fraction to instead be "(i) the product of 1.0 multiplied by ninety thousand dollars ($90,000), or" and by modifying section 10.5(a)(4)(A) of the definition of Defined Contribution Fraction to instead be "(i) the product of 1.0 multiplied by thirty thousand dollars ($30,000), or".

                    (b) This section shall be applicable for any Plan Year in which either:
                         (1)   the Plan is a Super Top-Heavy Plan, or
                         (2)   the Plan both is a Top-Heavy Plan (but not a
Super Top-Heavy Plan) and provides contributions(other than Rollover Contributions and forfeitures to the Account of any Non-Key Employee in an amount less than four percent (4%) of such Participant's Top-Heavy Compensation, as determined in accordance with section 11.3(b).

                                   ARTICLE XII

                                 The Trust Fund

         12.1 Trust. During the period in which this Plan remains in existence, the Company or any successor thereto shall maintain in effect a Trust with a corporation and/or an individual(s) as Trustee, to hold, invest, and distribute the Trust Fund in accordance with the terms of such Trust.

         12.2 Investment of Accounts. The Trustee shall invest and reinvest the Participant's accounts in the investment options available under the Plan in accordance with ARTICLE V, as directed by the Administrator or its delegate. The Administrator shall issue such directions in accordance with the investment options selected by the Participants which shall remain in force until altered in accordance with Article V.

         12.3 Expenses. Expenses of the Plan and Trust shall be paid from the Trust.

          12.4 Acquisition Loans. The Administrator may direct the Trustee to incur Acquisition Loans from time to time to finance the acquisition of Common Stock or to repay a prior Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest, and shall not be payable on demand except in the event of default. Acquisition loans may be secured by the pledge of the Financed Shares so acquired (or acquired with the proceeds of a prior Acquisition Loan which is being refinanced). No other Trust assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust assets other than any Financed Shares remaining subject to pledge. If the lender is a party in interest (as defined in ERISA), the Acquisition Loan must provide for a transfer of Trust assets on default only upon and to the extent of the failure of the Trust to meet the payment schedule of the Acquisition Loan. Any pledge of Financed Shares must provide for the release of the shares so pledged as payments on the Acquisition Loan are made by the Trustee, and such Financed Shares are allocated to Participants' ESOP Contribution Accounts under Article IV. Payments of principal and/or interest on an Acquisition Loan shall be made by the Trustee (as directed by the Administrator) only from Employer contributions paid in cash to enable the Trust to repay such Acquisition Loan, from earnings attributable to such Employer contributions, and from any cash dividends received by the Trust on such Financed Shares.

         12.5 Sale of Common Stock. Subject to the approval of the Senior Vice President of Human Resources of the Company or other officer authorized by the Board of Directors to give such approval, the Administrator may direct the Trustee to sell shares of Common Stock to any person, including the Company and any Affiliates, provided such sale must be made at a price not less favorable to the Plan than fair market value. In the event that the Trustee is unable to make payments of principal and/or interest on an Acquisition Loan when due, the Administrator may direct the Trustee to sell any Financed Shares that have not yet been allocated to Participants' ESOP Contribution Accounts or to obtain an Acquisition Loan in an amount sufficient to make such payments.

                                  ARTICLE XIII

                           Administration of The Plan

         13.1 General Administration. The general administration of the Plan shall be the responsibility of the Company (or any successor thereto) which shall be the Administrator and named Fiduciary for purposes of ERISA. The Company shall have the authority, in its sole discretion, to construe the terms of the Plan and to make determinations as to eligibility for benefits and as to other issues within the "Responsibilities of the Administrator" described in this ARTICLE. All such determinations of the Company shall be conclusive and binding on all persons.

         13.2 Responsibilities of the Administrator. Except as otherwise provided in ERISA, the Administrator (and any other named Fiduciaries) may allocate any duties and responsibilities under the Plan and Trust among themselves in any mutually agreed upon manner. Such allocation shall be in a written document signed by the Administrator (and any other named Fiduciaries) and shall specifically set forth this allocation of duties and responsibilities, which may include the following:

              (a) Determination of all questions which may arise under the Plan with respect to questions of fact and law, including without limitation eligibility for participation, administration of Accounts, membership, vesting, loans, withdrawals, accounting, status of Accounts, stock ownership and voting rights, and any other issue requiring interpretation or application of the Plan.

              (b) Establishment of procedures required by the Plan, such as notification to Employees as to joining the Plan, selecting and changing investment options, suspending deferrals, exercising voting rights in stock, withdrawing and borrowing Account balances, designation of Beneficiaries, election of method of distribution, and any other matters requiring a uniform procedure.

              (c) Submission of necessary amendments to supplement omissions from the Plan or reconcile any inconsistency therein.

              (d) Filing appropriate reports with the government as required by law.

              (e) Appointment of a Trustee or Trustees, Recordkeepers, and investment managers.

              (f) Review at appropriate intervals of the performance of the Trustee and such investment managers as may have been designated.

              (g) Appointment of such additional Fiduciaries as deemed necessary for the effective administration of the Plan, such appointments to be by written instrument.

         13.3 Liability for Acts of Other Fiduciaries. Each Fiduciary shall be responsible only for the duties allocated or delegated to said Fiduciary, and other Fiduciaries shall not be liable for any breach of fiduciary responsibility with respect to any act or omission of any other Fiduciary unless:

              (a) The Fiduciary knowingly participates in or knowingly attempts to conceal the act or omission of such other Fiduciary and knows that such act or omission constitutes a breach of fiduciary responsibility by the other Fiduciary;

              (b) The Fiduciary has knowledge of a breach of fiduciary responsibility by the other Fiduciary and has not made reasonable efforts under the circumstances to remedy the breach; or

              (c) The Fiduciary's own breach of his or her specific fiduciary responsibilities has enabled another Fiduciary to commit a breach. No Fiduciary shall be liable for any acts or omissions which occur prior to his or her assumption of Fiduciary status or after his or her termination from such status.

         13.4 Employment by Fiduciaries. Any Fiduciary hereunder may employ, with the written approval of the Administrator, one or more persons to render service with regard to any responsibility which has been assigned to such Fiduciary under the terms of the Plan including legal, tax, or investment counsel and may delegate to one or more persons any administrative duties (clerical or otherwise) hereunder.

         13.5 Recordkeeping. The Administrator shall keep or cause to be kept any necessary data required for determining the Account status of each Participant. In compiling such information, the Administrator may rely upon its employment records, including representations made by the Participant in the employment application and subsequent documents submitted by the Participant to the Employer. The Trustee shall be entitled to rely upon such information when furnished by the Administrator or its delegate. Each Employee shall be required to furnish the Administrator upon request and in such form as prescribed by the Administrator, such personal information, affidavits and authorizations to obtain information as the Administrator may deem appropriate for the proper administration of the Plan, including but not limited to proof of the Employee's date of birth and the date of birth of any person designated by a Participant as a Beneficiary.

          13.6    Claims Review Procedure.

                  (a) Except as otherwise provided in this section 13.6, the Administrator shall make all determinations as to the right of any person to Accounts under the Plan. Any such determination shall be made pursuant to the following procedures, which shall be conducted in a manner designed to comply with section 503 of ERISA:

                      (1) Step 1. Claims with respect to an Account should be filed by a claimant as soon as practicable after the claimant knows or should know that a dispute has arisen with respect to an Account, but at least thirty
(30) days prior to the claimant's actual retirement date or, if applicable, within sixty (60) days after the death, Disability or Severance from Service of the Participant whose Account is at issue, by mailing a copy of the claim to the Raytheon Benefit Center, P.O. Box 4813, Chesapeake, Virginia 23327.

                      (2) Step 2. In the event that a claim with respect to an Account is wholly or partially denied by the Administrator, the Administrator shall, within ninety (90) days following receipt of the claim, so advise the claimant in writing setting forth: the specific reason or reasons for the denial; specific reference to pertinent Plan provisions on which the denial is based; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why such material or information is necessary; and an explanation of the Plan's claim review procedure.

                      (3) Step 3. Within sixty (60) days following receipt of the denial of a claim with respect to an Account, a claimant desiring to have the denial appealed shall file a request for review by an officer of the Company or a benefit appeals committee, as designated by the Administrator, by mailing a copy thereof to the address shown in subsection (a)(1); provided, however, that such officer or any member of such benefit appeals committee, as applicable, may not be the person who made the initial adverse benefits determination nor a subordinate of such person.

                      (4) Step 4. Within thirty (30) days following receipt of a request for review, the designated officer or benefit appeals committee shall provide the claimant a further opportunity to present his or her position. At the designated officer or benefit appeals committee's discretion, such presentation may be through an oral or written presentation. Prior to such presentation, the claimant shall be permitted the opportunity to review pertinent documents and to submit issues and comments in writing. Within a reasonable time following presentation of the claimant's position, which usually should not exceed thirty (30) days, the designated officer or benefit appeals committee shall inform the claimant in writing of the decision on review setting forth the reasons for such decision and citing pertinent provisions in the Plan.

                  (b) Except as otherwise provided in subsection (a), the Administrator is the Fiduciary to whom the Plan grants full discretion, with the advice of counsel, to interpret the Plan; to determine whether a claimant is eligible for benefits; to decide the amount, form and timing of benefits; and to resolve any other matter under the Plan which is raised by a claimant or identified by the Administrator. All questions arising from or in connection with the provisions of the Plan and its administration, not herein provided to be determined by the Board of Directors, shall be determined by the Administrator, and any determination so made shall be conclusive and binding upon all persons affected thereby.

             13.7 Indemnification of Directors and Employees. The Adopting Employers shall indemnify any Fiduciary who is a director, officer or Employee of the Employer, his or her heirs and legal representatives, against all liability and reasonable expense, including counsel fees, amounts paid in settlement and amounts of judgments, fines or penalties, incurred or imposed upon him in connection with any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of acts or omissions in his or her capacity as a Fiduciary hereunder, provided that such act or omission is not the result of gross negligence or willful misconduct. The Adopting Employers may indemnify other Fiduciaries, their heirs and legal representatives, under the circumstances, and subject to the limitations set forth in the preceding sentence, if such indemnification is determined by the Board of Directors to be in the best interests of the Adopting Employers.

             13.8 Immunity from Liability. Except to the extent that section 410(a) of ERISA prohibits the granting of immunity to Fiduciaries from liability for any responsibility, obligation, or duty imposed under Title I, Subtitle B,
Part 4, of said Act, an officer, Employee, member of the Board of Directors of the Employer or other person assigned responsibility under this Plan shall be immune from any liability for any action or failure to act except such action or failure to act which results from said officer's, Employee's, Participant's or other person's own gross negligence or willful misconduct.

                                   ARTICLE XIV

                        Amendment or Termination of Plan

         14.1 Right to Amend or Terminate Plan. The Company reserves the right at any time or times, by action of the Board of Directors, to modify, amend or terminate the Plan in whole or in part, in which event a certified copy of the resolution of the Board of Directors, authorizing such modification, amendment or termination shall be delivered to the Trustee and to the other Adopting Employers whose Employees are covered by this Plan, provided, however, that no amendment to the Plan shall be made which shall:

              (a) reduce any vested right or interest to which any Participant or Beneficiary is then entitled under this Plan or otherwise reduce the vested rights of a Participant in violation of section 411(d)(6) of the Code;

              (b) vest in the Adopting Employers any interest or control over any assets of the Trust;

              (c) cause any assets of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries; or

              (d) change any of the rights, duties or powers of the Trustee without its written consent.

              (e) (1) Notwithstanding the foregoing provisions of this section or any other provisions of this Plan, any modification or amendment of the Plan may be made retroactively if necessary or appropriate to conform the Plan with, or to satisfy the conditions of, ERISA, the Code, or any other law, governmental regulation or ruling.

                   (2) In the alternative, subject to the conditions prescribed in subsections (a) through (e), the Plan may be amended by the Senior Vice President of Human Resources of the Company or his or her delegate, or other officer to whom authority to amend the Plan is delegated by the Board of Directors, provided, however, that any such amendment does not, in the view of such officer, materially increase costs of the Plan to the Company or any Adopting Employer.

         14.2 Amendment to Vesting Schedule. Any amendment that modifies the vesting provisions of ARTICLE VI shall either:

              (a) provide for a rate of vesting that is at least as rapid for any Participant as the vesting schedule previously in effect; or

              (b) provide that any adversely affected Participant with a Period of Service of at least three (3) years may elect, in writing, to remain under the vesting schedule in effect prior to the amendment. Such election must be made within sixty (60) days after the later of the:

                   (1)  adoption of the amendment;

                   (2)  effective date of the amendment; or

                   (3) issuance by the Administrator of written notice of the amendment.

         14.3 Maintenance of Plan. The Adopting Employers have established the Plan with the bona fide intention and expectation that they will be able to make contributions indefinitely, but the Adopting Employers are not and shall not be under any obligation or liability whatsoever to continue contributions or to maintain the Plan for any given length of time.

         14.4 Termination of Plan and Trust.

              (a) The Plan and Trust hereby created shall terminate upon the occurrence of any of the following events:

                   (1) Delivery to the Trustee of a notice of termination executed by the Company specifying the date as of which the Plan and Trust shall terminate; or

                   (2) Adjudication of the Company as bankrupt or general assignment by the Company to or for the benefit of creditors or dissolution of the Company.

              (b) Upon termination of this Plan, or permanent discontinuance of contributions hereunder, with or without written notification, the rights of each Participant to the amounts credited to that Participant's Account at such time shall be fully vested and nonforfeitable. In the event a partial termination of the Plan is deemed to have occurred, each Participant affected shall be fully vested in and shall have a nonforfeitable right to the amounts credited to that Participant's Account with respect to which the partial termination occurred.

         14.5 Distribution on Termination.

              (a) (1) If the Plan is terminated, or contributions permanently discontinued, an Adopting Employer, at its discretion, may (at that time or at any later time) direct the Trustee to distribute the amounts in a Participant's Account in accordance with the distribution provisions of the Plan. Such distribution shall, notwithstanding any prior provisions of the Plan, be made in a single lump-sum without the Participant's consent as to the timing of such distribution. If, however, an Adopting Employer (or an Affiliate) maintains another defined contribution plan (other than an employee stock ownership plan), then the preceding sentence shall not apply and the Adopting Employer, at its discretion, may direct such distributions to be made as a direct transfer to such other plan without the Participant's consent, if the Participant does not consent to an immediate distribution.

                         (2) If an Adopting Employer does not direct
distribution under paragraph (1), each Participant's Account shall be maintained until distributed in accordance with the provisions of the Plan (determined without regard to this section) as though the Plan had not been terminated or contributions discontinued.

                  (b) If the Administrator determines that it is administratively impracticable to make distributions under this section in cash or that it would be in the Participant's best interest to make some or all of the distributions with in-kind property, it shall offer all Participants and Beneficiaries entitled to a distribution under this section a reasonable opportunity to elect to receive a distribution of the in-kind property being distributed by the Trust. Those Participants and Beneficiaries so electing shall receive a proportionate share of such in-kind property in the form (outright, in trust or in partnership) that the Administrator determines will provide the most feasible method of distribution.

                  (c) (1) Amounts attributable to elective contributions shall only be distributable by reason of this section if one of the following is applicable:

                          (A) the Plan is terminated without the establishment
or maintenance of another defined contribution plan (other than an employee stock ownership plan);

                          (B) an Adopting Employer has a sale or other
disposition to an unrelated corporation of substantially all of the assets used by the Adopting Employer in a trade or business of the Adopting Employer with respect to an Employee who continues employment with the corporation acquiring such assets; or

                          (C) an Adopting Employer has a sale or other
disposition to an unrelated entity of the Adopting Employer's interest in a subsidiary with respect to an Employee who continues employment with such subsidiary.

                      (2) For purposes of this subsection, the term "elective contributions" means employer contributions made to the Plan that were subject to a cash or deferred election under a cash or deferred arrangement.

                      (3) Elective contributions are distributable under subsections (c)(1)(B) and (C) above only if the Adopting Employers continue to maintain the Plan after the disposition.

                                   ARTICLE XV

                              Additional Provisions

         15.1 Effect of Merger, Consolidation or Transfer. In the event of any merger or consolidation with or transfer of assets or liabilities to any other plan or to this Plan, each Participant of the Plan shall be entitled to a benefit immediately after the merger, consolidation or transfer, which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had been terminated).

         15.2 No Assignment.

              (a) Except as provided herein, the right of any Participant or Beneficiary to any benefit or to any payment hereunder shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind.

              (b) Subsection (a) shall not apply to any payment or transfer permitted by the Internal Revenue Service pursuant to regulations issued under section 401(a)(13) of the Code.

              (c) Subsection (a) shall not apply to any payment or transfer pursuant to a Qualified Domestic Relations Order.

              (d) Subsection (a) shall not apply to any payment or transfer to the Trust in accordance with section 401(a)(13)(C) of the Code to satisfy the Participant's liabilities to the Plan or Trust in any one or more of the following circumstances:

                  (1) the Participant is convicted of a crime involving the Plan;

                  (2) a civil judgment (or consent order or decree) in an action is brought against the Participant in connection with an ERISA fiduciary violation; or

                  (3) the Participant enters into a settlement agreement with the Department of Labor or the Pension Benefit Guaranty Corporation over an ERISA fiduciary violation.

         15.3 Limitation of Rights of Employees. This Plan is strictly a voluntary undertaking on the part of the Adopting Employers and shall not be deemed to constitute a contract between any of the Adopting Employers and any Employee, or to be a consideration for, or an inducement to, or a condition of the employment of any Employee. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of any of the Adopting Employers or shall interfere with the right of any of the Adopting Employers to discharge or otherwise terminate the employment of any Employee of an Adopting Employer at any time. No Employee shall be entitled to any right or claim hereunder except to the extent such right is specifically fixed under the terms of the Plan.

         15.4 Construction. The provisions of this Plan shall be interpreted and construed in accordance with the requirements of the Code and ERISA. Any amendment or restatement of the Plan or Trust that would otherwise violate the requirements of section 411(d)(6) of the Code or otherwise cause the Plan or Trust to cease to be qualified under section 401(a) of the Code shall be deemed to be invalid. Capitalized terms shall have meanings as defined herein. Singular nouns shall be read as plural, masculine pronouns shall be read as feminine and vice versa, as appropriate. References to "section" or "ARTICLE" shall be read as references to appropriate provisions of this Plan, unless otherwise indicated.

         15.5 Company Determinations. Any determinations, actions or decisions of the Company (including but not limited to, Plan amendments and Plan termination) shall be made by its Board of Directors in accordance with its established procedures or by such other individuals, groups or organizations that have been properly delegated by the Board of Directors to make such determination or decision.

         15.6 Continued Qualification. This Plan is amended and restated with the intent that it shall continue to qualify under sections 401(a), 401(k) and 4975(e)(7) of the Code as those sections exist at the time the Plan is amended and restated. If the Internal Revenue Service determines that the Plan does not meet those requirements as amended and restated, the Plan shall be amended retroactively as necessary to correct any such inadequacy. Section 7.2 shall not be effective until the date the Internal Revenue Service issues a favorable determination letter with respect to the Plan as amended and restated herein (including section 7.2). Until section 7.2 becomes effective in accordance with the immediately preceding sentence of this section 15.6, a Participant may withdraw all or a portion of his or her Employee After-Tax Contribution Account, subject to the condition that if a Participant has a Period of Participation of less than five (5) years such Participant may not make any Employee After-Tax Contributions under the Plan for at least six (6) months after receipt of the in-service withdrawal.

         15.7 Governing Law. This Plan shall be governed by, construed and administered in accordance with ERISA and any other applicable federal law; provided, however, that to the extent not preempted by federal law, this Plan shall be governed by, construed and administered under the laws of the Commonwealth of Massachusetts, other than its laws respecting choice of law.

                                    Exhibit A

                             Adopting Employers and
             Special Plan Provisions for Certain Adopting Employers
                              As of January 1, 2000
                          (Unless Indicated Otherwise)

[Separate Excel Spreadsheet]

                                    Exhibit B

                 Special Withdrawal and Distribution Provisions

         This Exhibit B describes special withdrawal and distribution provisions that apply with respect to certain assets transferred directly from other retirement plans to the Plan in accordance with section 4.8 of the Plan. Except as otherwise provided herein, the special withdrawal and distribution provisions apply only with respect to the assets, together with earnings thereon, transferred from the other plans (hereinafter referred to as the "Transferred Account Balances").

I.       Provisions Effective Before April 1, 2002

         This Section I of Exhibit B includes the special withdrawal and distribution provisions applicable on and after January 1, 1999 and before April 1, 2002. Section II of Exhibit B includes the special withdrawal and distribution provisions applicable after March 31, 2002. This Section I of Exhibit B includes the special provisions applicable to the Transferred Account Balances from the following retirement plans:

     A.       Hughes Section 401(k) Savings Plan

     B.       Hughes STX Corporation 401(k) Retirement Plan

     C.       The 401(k) Plan for Employees of MESC Electronic Systems, Inc.

     C. The 401(k) Plan for Bargaining Unit Employees of MESC Electronic Systems, Inc.

     D.       E-Systems, Inc. Employee Savings Plan

     E.       Serv-Air, Inc. Savings and Retirement Plan

     F.       Savings and Investment Plan of Standard Missile Company, L.L.C.

  A. This paragraph A describes special withdrawal and distribution provisions applicable to Participants with Transferred Account Balances from the Hughes
  Section 401(k) Savings Plan:

 (1) Directed Transfer to Account Plan: Notwithstanding section 8.3 of the Plan, a Participant who meets all of the requirements listed below may elect in writing on a form provided by the Administrator for this purpose to have his Transferred Account Balance transferred to the Hughes Personal Retirement Account Plan ("Account Plan") and applied to the purchase of an immediate annuity, in accordance with the applicable annuity factors and other provisions of the Account Plan. The requirements that must be met are:

       (a)     the Participant has had a Severance from Service;

       (b) the Participant, as of the Severance from Service Date, was a participant in the Account Plan;

          (c) the Participant is entitled to an immediate distribution of his or her accrued benefits under the Account Plan in the form of an annuity or a lump sum;

          (d) the Participant has irrevocably elected to receive his accrued benefit under the Account Plan in the form of an immediate annuity; and

          (e) the Participant was not, immediately prior to such Severance from Service - (i) a union employee whose terms of employment were the subject of a collective bargaining agreement or the subject of negotiation by a labor union or other labor organization, or (ii) an employee of CAE Vanguard Inc. or CAE ScreenPlates, Inc. or any subsidiary thereof.

     (2) Special Distribution Rules for March 31, 1990 Account Balances: This subsection applies to Participants who had an account in the Hughes
          Section 401(k) Savings Plan on March 31, 1990 (a "3/31/90 Member"). In addition, the special distribution rules available to 3/31/90 Members apply solely with respect to the value of such account on the March 31, 1990 valuation date under the plan (the "3/31/90 Balance").

          (a) Additional Methods of Distribution: Notwithstanding section 8.3 of the Plan, a 3/31/90 Member shall have the following additional forms of distribution elections available with respect to his 3/31/90 Balance:

               (i) withdrawal in a single lump sum distribution of the amount credited to the Participant's 3/31/90 Balance attributable to voluntary after-tax contributions with or without the deferral of the receipt in a single lump sum distribution of the Participant's 3/31/90 Balance attributable to pre-tax contributions and rollover contributions to a date no later than the April first (1st) following the calendar year during which the Participant attains age seventy and one-half (70-1/2); or

               (ii) purchase of an annuity contract from a life insurance company under tables based on unisex mortality assumptions with all or any portion of the Participant's 3/31/90 Balance and taking a single lump sum distribution with respect to any portion of such 3/31/90 Balance not applied to the purchase of the annuity.

          (b) Special Informational Requirement: Information showing the Participant the financial effects of the various distribution options available with respect to the 3/31/90 Balance shall be provided to the Participant at least ninety (90) days prior to the date the Participant becomes eligible for a benefit under the Plan.

          (c) Special Annuity Contract Requirements: The following rules shall apply with respect to any 3/31/90 Member who elects the annuity contract option:

               (i) The annuity contract shall provide for periodic annuity payments for the life of the 3/31/90 Member and the continuation of fifty percent (50%) of the amount of the periodic annuity payments the 3/31/90 Member was receiving (or was entitled to receive at his date of death) to the 3/31/90 Member's spouse on the date the annuity payments to the 3/31/90 Member commenced (or, if earlier, on the date of the 3/31/90 Member's death). The 3/31/90 Member may revoke such election and elect any other form of benefit; provided, however, that the 3/31/90 Member may not re-elect the forms of distribution specified above for a reasonable period of time before the purchase of the annuity contract, as determined by the Administrator. Such annuity contract may not contain an "interest only option" form of distribution. The revocation of an election to have benefits paid in the form of an annuity must be made in the form and manner prescribed by the Administrator and after the Participant shall have been furnished with a written explanation of (A) the terms and conditions of the annuity benefit, (B) the Participant's right to revoke an election of an annuity benefit, (C) the general financial effect of such an election to revoke, (D) the requirement that the consent of the Participant's spouse, if any, is required to make a revocation and (E) the rights of the Participant's spouse, if any. A Participant's election to revoke the annuity benefit shall be effective only if it is accompanied by the written notarized consent of the Participant's spouse, if any, and shall specify the other form of benefit and identify the beneficiary, if any, and shall acknowledge the effect of the election.

              (ii) The annuity contract must provide that benefits will commence no later than the April first (1st) following the calendar year during which the Participant attains age seventy and one-half (70-1/2) and, if the spouse of the 3/31/90 Member is not the Participant's Beneficiary, payments under any periodic payment option offered under the annuity contract to such 3/31/90 Member and his Beneficiary must be completed during a period not exceeding the life expectancy of the 3/31/90 Member, or the joint life expectancy of such Participant and his Beneficiary or, if the Beneficiary is not treated as a natural person, five (5) years. The forms of distribution offered under the annuity contract must otherwise satisfy the minimum distribution requirements under the Code.

              (iii) An annuity contract that does not provide for immediate payment of benefits must provide for all other forms of distribution then available to the 3/31/90 Member under the Plan at all times prior to the commencement of benefit payments under such contract.

              (iv) The annuity contract option shall be available to any 3/31/90 Member with respect to any portion of his 3/31/90 Balance that he has elected to defer.

              (v) Any 3/31/90 Member who elects the annuity contract option shall have the annuity contract distributed to him in lieu of cash or other property for the portion of his 3/31/90 Balance that was applied to the purchase of the annuity contract.

(3)      In-Service Distributions of Matching Contributions After Age 70-1/2:
         Notwithstanding section 7.3 of the Plan, with respect to Participants who attain age seventy and one-half (70-1/2) prior to January 1, 1999, such Participants may withdraw, after attaining age seventy and one-half and subject to a minimum withdrawal amount of two hundred fifty dollars ($250), all or a part of the Participants' Transferred Account Balances attributable to Matching Contributions, regardless of whether the Participants have completed a Period of Participation of five (5) years.

B. This paragraph B describes special withdrawal and distribution provisions applicable to Participants with Transferred Account Balances from the Hughes STX Corporation 401(k) Retirement Plan:

(1) Five (5)-Year Installment Distribution Option: Notwithstanding section 8.3 of the Plan, Participants can elect to receive their Transferred Account Balances in accordance with one of the following distribution options:

     (a)  Payment in a single sum; or

     (b) Payment in substantially equal annual installments over a period not to exceed five (5) years.

(2)  In-Service Distributions of Matching Contributions After Age 70-1/2:
     Notwithstanding section 7.3 of the Plan, with respect to Participants who attain age seventy and one-half (70-1/2) prior to January 1, 1999, such Participants may withdraw, after attaining age seventy and one-half and subject to a minimum withdrawal amount of two hundred fifty dollars ($250), all or a part of the Participants' Transferred Account Balances attributable to Matching Contributions, regardless of whether the Participants have completed a Period of Participation of five (5) years.

C. This paragraph C describes special withdrawal and distribution provisions applicable to Participants with Transferred Account Balances from The 401(k) Plan for Employees of MESC Electronic Systems, Inc. or The 401(k) Plan for Bargaining Unit Employees of MESC Electronic Systems, Inc.:

(1) Special Distribution Provisions for Philips Participants: This paragraph describes special withdrawal and recordkeeping requirements applicable to Participants whose Transferred Account Balances include assets transferred from the North American Philips Corporation Employee Savings Plan effective as of October 23, 1993 (hereinafter referred to as "Philips Participants" and "Philips Assets").

     (a) Notwithstanding section 7.3 of the Plan to the contrary, with respect to Matching Contributions attributable to Philips Assets, Philips Participants may withdraw, subject to a minimum withdrawal amount of two hundred fifty dollars ($250), all or a portion of such Matching Contributions, regardless of whether the Participants have completed a Period of Participation of five (5) years.

     (b) The portion of a Philips Participant's Transferred Account Balance attributable to after-tax contributions under the Philips Plan shall be maintained in two separate sub-accounts under the Plan - (i) one sub-account for after-tax contributions made prior to January 1, 1987, together with earnings thereon, and (ii) a second sub-account for after-tax contributions made after December 31, 1986, together with earnings thereon.

(2)  In-Service Distributions of Matching Contributions After Age 70-1/2:
     Notwithstanding section 7.3 of the Plan, with respect to Participants who attain age seventy and one-half (70-1/2) prior to January 1, 1999, such Participants may withdraw, after attaining age seventy and one-half and subject to a minimum withdrawal amount of two hundred fifty dollars ($250), all or a part of the Participants' Transferred Account Balances attributable to Matching Contributions, regardless of whether the Participants have completed a Period of Participation of five (5) years.

D. This paragraph D describes special withdrawal and distribution provisions applicable to Participants with Transferred Account Balances from the E-Systems, Inc. Employee Savings Plan:

(1) Insured Annuity Distribution Option: Notwithstanding section 8.3 of the Plan, Participants can elect to receive their Transferred Account Balances in accordance with one of the following distribution options:

     (a)  Payment in a single, lump-sum; or

     (b) Payment in the form of an annuity contract purchased from an insurance company. The election of an annuity and the distribution of the annuity contract shall be subject to the requirements imposed by sections 401(a)(11) and 417 of the Code.

(2) Pre-April 1, 1995 Death Beneficiaries: Notwithstanding section 8.2(c) of the Plan, Beneficiaries of Participants who died prior to April 1, 1995 can defer the commencement of distributions in accordance with the provisions of section 401(a)(9) of the Code.

E. This paragraph E describes special withdrawal and distribution provisions applicable to Participants with Transferred Account Balances from the Serv-Air, Inc. Savings and Retirement Plan:

(1) Installment Distribution Option: Notwithstanding section 8.3 of the Plan, Participants can elect to receive their Transferred Account Balances in accordance with one of the following distribution options:

     (a)  Payment in a single, lump-sum; or

     (b) Payment in substantially equal installments over a period certain designated by the Participant, which period shall not exceed the life expectancy of the Participant or the joint life expectancies of the Participant and his or her Beneficiary.

F. This paragraph F describes special withdrawal and distribution provisions applicable to Participants with Transferred Account Balances from the Savings and Investment Plan of Standard Missile Company, L.L.C.:

(1) Installment Distribution Option: Notwithstanding section 8.3 of the Plan, Participants can elect to receive their Transferred Account Balances in accordance with one of the following distribution options:

     (a)  Payment in a single, lump-sum; or

     (b) Payment in substantially equal installments over a period certain designated by the Participant, which period shall not exceed the life expectancy of the

          Participant or the joint life expectancies of the Participant and his or her Beneficiary.

(2) In-Service Distributions of Employer Contributions: Notwithstanding ARTICLE VII of the Plan, subject to the terms and conditions of section 7.7, after completing a Period of Participation of five (5) years or more, a Participant may withdraw all or a portion of his or her Transferred Account Balance attributable to employer contributions under the Savings and Investment Plan of Standard Missile Company, L.L.C.

(3) Full Vesting Following Layoff: Notwithstanding ARTICLE VI, a Participant shall have a nonforfeitable right to all amounts in the Participant's Transferred Account Balance following a layoff. For this purpose, the term "layoff" shall mean an involuntary interruption of service due to reduction of work force with or without the possibility of recall to employment when conditions warrant.

II.  Provisions Effective After March 31, 2002

     This Section II of Exhibit B includes the special withdrawal and distribution provisions applicable after March 31, 2002. Section I of Exhibit B includes the special withdrawal and distribution provisions applicable on and after January 1, 1999 and before April 1, 2002. This Section II of Exhibit B includes the special provisions applicable to the Transferred Account Balances from the following retirement plans:

  A.   Hughes Section 401(k) Savings Plan

  B.   The 401(k) Plan for Employees of MESC Electronic Systems, Inc.

  B. The 401(k) Plan for Bargaining Unit Employees of MESC Electronic Systems, Inc.

  C.   E-Systems, Inc. Employee Savings Plan

A. This paragraph A describes special withdrawal and distribution provisions applicable to Participants with Transferred Account Balances from the Hughes
Section 401(k) Savings Plan:

(1) Directed Transfer to Account Plan: Notwithstanding section 8.3 of the Plan, a Participant who meets all of the requirements listed below may elect in writing on a form provided by the Administrator for this purpose to have his Transferred Account Balance transferred to the Hughes Personal Retirement Account Plan ("Account Plan") and applied to the purchase of an immediate annuity, in accordance with the applicable annuity factors and other provisions of the Account Plan. The requirements that must be met are:

     (a) the Participant has had a Severance from Service;

     (b) the Participant, as of the Severance from Service Date, was a participant in the Account Plan;

     (c) the Participant is entitled to an immediate distribution of his or her accrued benefits under the Account Plan in the form of an annuity or a lump sum;

     (d) the Participant has irrevocably elected to receive his accrued benefit under the Account Plan in the form of an immediate annuity; and

     (e) the Participant was not, immediately prior to such Severance from Service - (i) a union employee whose terms of employment were the subject of a collective bargaining agreement or the subject of negotiation by a labor union or other labor organization, or (ii) an employee of CAE Vanguard Inc. or CAE ScreenPlates, Inc. or any subsidiary thereof.

(2) Special Distribution Rules for March 31, 1990 Account Balances: This subsection applies to Participants who had an account in the Hughes Section 401(k) Savings Plan on March 31, 1990 (a "3/31/90 Member"). In addition, the special distribution rules available to 3/31/90 Members apply solely with respect to the value of such account on the March 31, 1990 valuation date under the plan (the "3/31/90 Balance").

     (a) Additional Methods of Distribution: Notwithstanding section 8.3 of the Plan, a 3/31/90 Member shall have the following additional forms of distribution elections available with respect to his 3/31/90 Balance:

          (i) withdrawal in a single lump sum distribution of the amount credited to the Participant's 3/31/90 Balance attributable to voluntary after-tax contributions with or without the deferral of the receipt in a single lump sum distribution of the Participant's 3/31/90 Balance attributable to pre-tax contributions and rollover contributions to a date no later than the April first (1st) following the calendar year during which the Participant attains age seventy and one-half (70-1/2).

B. This paragraph B describes special withdrawal and distribution provisions applicable to Participants with Transferred Account Balances from The 401(k) Plan for Employees of MESC Electronic Systems, Inc. or The 401(k) Plan for Bargaining Unit Employees of MESC Electronic Systems, Inc.:

(1) Special Distribution Provisions for Philips Participants: This paragraph describes special withdrawal and recordkeeping requirements applicable to Participants whose Transferred Account Balances include assets transferred from the North American Philips Corporation Employee Savings Plan effective as of October 23, 1993 (hereinafter referred to as "Philips Participants" and "Philips Assets").

     (a) Notwithstanding section 7.3 of the Plan to the contrary, with respect to Matching Contributions attributable to Philips Assets, Philips Participants may withdraw, subject to a minimum withdrawal amount of two hundred fifty dollars ($250), all or a portion of such Matching Contributions, regardless of whether the Participants have completed a Period of Participation of five (5) years or attained age fifty-nine and one-half (59-1/2).

     (b) The portion of a Philips Participant's Transferred Account Balance attributable to after-tax contributions under the Philips Plan shall be maintained in two separate sub-accounts under the Plan - (i) one sub-account for after-tax contributions made prior to January 1, 1987, together with earnings thereon, and (ii) a second sub-account for after-tax contributions made after December 31, 1986, together with earnings thereon.

C. This paragraph C describes special withdrawal and distribution provisions applicable to Participants with Transferred Account Balances from the E-Systems, Inc. Employee Savings Plan:

(1) Pre-April 1, 1995 Death Beneficiaries: Notwithstanding section 8.2(c) of the Plan, Beneficiaries of Participants who died prior to April 1, 1995 can defer the commencement of distributions in accordance with the provisions of section 401(a)(9) of the Code.

                                    Exhibit C

            Designation of Prior Year Method for ADP and ACP Testing
                  (Plan sections 1.3(b) and 4.11(c)(1) and (2))

     Except as otherwise provided below, for Plan Years beginning after December 31, 1996, the Administrator shall use the "Current Year Method" for complying with the nondiscrimination requirements in sections 401(k) and (m) of the Code:

Testing Plan *                                                      Plan Year(s)
------------                                                        ------------



* The "Testing Plan" can be the entire Plan, or one or more disaggregated "Testing Plans" as permitted under the applicable regulations or other guidance.